                                                                    EXHIBIT 10.2



                                    FIVE-YEAR


                                CREDIT AGREEMENT


                         dated as of September 26, 2000


                                  by and among


                            COX COMMUNICATIONS, INC.


                                       and


                             The Banks Party Hereto

                                       and


                            THE CHASE MANHATTAN BANK
                      as Administrative Agent for the Banks

                              --------------------


             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
                              as Syndication Agent

                            -------------------------


                  THE BANK OF NEW YORK and WACHOVIA BANK, N.A.
                           as Co-Documentation Agents


                            -------------------------


                             Chase Securities Inc.,
                   as Sole Advisor, Arranger and Book Manager

                            -------------------------

                                TABLE OF CONTENTS



                                    ARTICLE I

                                  Definitions 1

SECTION 1.01.  Defined Terms...................................................1
SECTION 1.02.  Redenomination of Certain Foreign Currencies...................15



                                   ARTICLE II

                                  The Loans 16

SECTION 2.01.  Revolving Credit Loans.........................................16
SECTION 2.02.  Setoff, Counterclaims and Taxes................................24
SECTION 2.03.  Withholding Tax Exemption......................................25
SECTION 2.04.  Alternate Currency Loans.......................................25
SECTION 2.05.  Currency Equivalents...........................................26
SECTION 2.06.  Discretionary Loans............................................27
SECTION 2.07.  Obligations Several, Not Joint.................................28
SECTION 2.08.  Replacement of Banks...........................................28



                                   ARTICLE III

                   Optional and Required Prepayments; Interest
                         Payment Date; Other Payments 28

SECTION 3.01.  Optional Prepayments...........................................28
SECTION 3.02.  Required Prepayments...........................................29
SECTION 3.03.  Interest Payment Date..........................................31
SECTION 3.04.  Place, etc. of Payments and Prepayments........................31
SECTION 3.05.  Basis of Accrual...............................................32
SECTION 3.06.  Rounding and Other Consequential Changes.......................32



                                   ARTICLE IV

                       Fees; Reduction of Commitments 33

SECTION 4.01.  Commitment Fees; Utilization Fee...............................33
SECTION 4.02.  Reduction or Termination of Commitments........................33



                                    ARTICLE V

                           Application of Proceeds 34
                           Application of Proceeds 34

                                   ARTICLE VI

                       Representations and Warranties 34

SECTION 6.01.  Organization; Qualification; Subsidiaries......................34
SECTION 6.02.  Financial Statements...........................................34
SECTION 6.03.  Actions Pending................................................35
SECTION 6.04.  Default........................................................35
SECTION 6.05.  Title to Assets................................................35
SECTION 6.06.  Payment of Taxes...............................................35
SECTION 6.07.  Conflicting or Adverse Agreements or Restrictions..............35
SECTION 6.08.  Purpose of Loans...............................................36
SECTION 6.09.  Authority; Validity............................................36
SECTION 6.10.  Consents or Approvals..........................................36
SECTION 6.11.  Compliance with Law............................................36
SECTION 6.12.  ERISA..........................................................37
SECTION 6.13.  Investment Company Act.........................................37
SECTION 6.14.  Disclosure.....................................................37
SECTION 6.15.  Material Franchise Agreements..................................37
SECTION 6.16.  Insurance......................................................38
SECTION 6.17.  Quality of CATV Systems........................................38
SECTION 6.18.  Environmental and Safety Matters...............................38



                                   ARTICLE VII

                                 Conditions 39


SECTION 7.01.  Conditions Precedent to Closing................................39
SECTION 7.02.  Conditions Precedent to Each Borrowing.........................39
SECTION 7.03.  Conditions Precedent to Borrowings that Increase Principal
               Outstanding....................................................40
SECTION 7.04.  Conditions Precedent to the Initial Borrowing After the
               Effectiveness of this Agreement................................40



                                  ARTICLE VIII

                            Affirmation Covenants 41


SECTION 8.01.  Certain Financial Covenants....................................41
SECTION 8.02.  Financial Statements and Information...........................41
SECTION 8.03.  Existence, Laws, Obligations...................................43
SECTION 8.04.  Notice of Litigation and Other Matters.........................43
SECTION 8.05.  Books and Records..............................................44
SECTION 8.06.  Inspection of Property and Records.............................44
SECTION 8.07.  Maintenance of Property, Insurance.............................44
SECTION 8.08.  ERISA..........................................................44

SECTION 8.09.  Maintenance of Business Lines..................................44
SECTION 8.10.  Compliance with Material Franchise Agreements..................45
SECTION 8.11.  Restricted/Unrestricted Designation of Subsidiaries............45
SECTION 8.12.  Capital Expenditure Budget.....................................45



                                   ARTICLE IX

                             Negative Covenants 45



SECTION 9.01.  Mortgages, etc.................................................45
SECTION 9.02.  Debt...........................................................46
SECTION 9.03.  Merger; Consolidation; Disposition of Assets...................46
SECTION 9.04.  Restricted Payments............................................47
SECTION 9.05.  Limitation on Margin Stock.....................................47
SECTION 9.06.  ...............................................................47
SECTION 9.07.  Transactions with Affiliates...................................47



                                    ARTICLE X

                              Events of Default 48



SECTION 10.01.  Failure To Pay Principal or Interest..........................48
SECTION 10.02.  Failure To Pay Other Sums.....................................48
SECTION 10.03.  Failure To Pay Other Debt.....................................48
SECTION 10.04.  Misrepresentation or Breach of Warranty.......................49
SECTION 10.05.  Violation of Certain Covenants................................49
SECTION 10.06.   Violation of Other Covenants, etc............................49
SECTION 10.07.   Undischarged Judgment........................................49
SECTION 10.08.  ERISA.........................................................49
SECTION 10.09.  Change of Control.............................................49
SECTION 10.10.  Assignment for Benefit of Creditors or Nonpayment of Debts....49
SECTION 10.11.  Voluntary Bankruptcy..........................................49
SECTION 10.12.  Involuntary Bankruptcy........................................50
SECTION 10.13.  Dissolution...................................................50
SECTION 10.14.  Interest on PRIZES............................................50



                                   ARTICLE XI

                     Modifications, Amendments or Waivers 50



                                   ARTICLE XII

                          The Administrative Agent 51



SECTION 12.01.  Appointment of Administrative Agent...........................51

SECTION 12.02.  Indemnification of Administrative Agent.......................51
SECTION 12.03.  Limitation of Liability.......................................52
SECTION 12.04.  Independent Credit Decision...................................52
SECTION 12.05.  Rights of Chase...............................................52
SECTION 12.06.  Successor to the Administrative Agent.........................53
SECTION 12.07.  Other Agents..................................................53



                                  ARTICLE XIII

                                Miscellaneous 53


SECTION 13.01.  Payment of Expenses...........................................53
SECTION 13.02.  Notices.......................................................54
SECTION 13.03.  Setoff........................................................54
SECTION 13.04.  Indemnity and Judgments.......................................55
SECTION 13.05.  Interest......................................................56
SECTION 13.06.  Governing Law; Submission to Jurisdiction; Venue..............57
SECTION 13.07.  Survival of Representations and Warranties; Binding Effect;
                Assignment....................................................57
SECTION 13.08.  Counterparts..................................................61
SECTION 13.09.  Severability..................................................61
SECTION 13.10.  Descriptive Headings..........................................61
SECTION 13.11.  Representation of the Banks...................................61
SECTION 13.12.  Final Agreement of the Parties................................61
SECTION 13.13.  Waiver of Jury Trial..........................................61
SECTION 13.14.  Designation of Obligations as Designated Senior Indebtedness..61

                                LIST OF EXHIBITS

         The following exhibits have been omitted and will be provided supplementally to the Commission upon request.


Exhibit 2.01(a)                   -  Banks and Commitments
Exhibit 2.01(g)(iv)               -  Eurocurrency  Liabilities (Regulation D)
Exhibit 6.01                      -  List of Subsidiaries
Exhibit 6.03                      -  List of Actions Pending
Exhibit 6.15                      -  Franchise Agreements
Exhibit 7.01(c)(i)                -  Opinions of the Company's Counsel and the
                                     Company's Special FCC Counsel addressed
                                     to the Banks
Exhibit 7.01(c)(ii)               -  Opinion of Counsel for the Banks Addressed
                                     to the Banks
Exhibit 7.01(d)                   -  Officers' Certificate
Exhibit 9.01(d)                   -  List of Liens and Security Interests


Exhibit 13.02                     -  Addresses for Notices

Exhibit 13.07(c)                  -  Assignment and Acceptance

                                    THIS   FIVE-YEAR   CREDIT   AGREEMENT   (the
                           "Agreement") made as of the 26th day of September 2000, is among COX COMMUNICATIONS, INC. (the
                           "Company"), the BANKS party hereto, THE CHASE MANHATTAN BANK, as Administrative Agent for the Banks (hereinafter in such capacity called the "Administrative Agent"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as syndication agent and THE BANK OF NEW YORK and WACHOVIA BANK, N.A., as co-documentation agents.


                  The Company has requested the Banks to extend Commitments (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in Article I) under which the Company may obtain revolving loans in an aggregate principal amount at any time outstanding not greater than $900,000,000. The proceeds of the Borrowings hereunder will be used by the Company for general corporate purposes, including the repayment of maturing commercial paper.

                  The Banks are willing to establish the credit facility referred to in the preceding paragraph upon the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:


                                    ARTICLE I

                                  Definitions

                  SECTION 1.01. Defined Terms . As used in this Agreement, the following words and terms shall have the respective meanings indicated opposite each of them and all accounting terms shall be construed in accordance with GAAP consistent with those followed in the preparation of the financial statements referred to in Section 6.02, unless otherwise indicated:

                  "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the person specified.

                  "Agreement" shall mean this Five-Year Credit Agreement, as the same may be amended from time to time.

                  "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to the greater of (a) the Floating Rate in effect on such day; or (b) the Federal Funds Borrowing Rate in effect for such day plus 1/2 of 1%. For purposes of this Agreement, any change in the Alternate Base Rate due to a change in the Federal Funds Borrowing Rate shall be effective on the effective date of such change in the Federal Funds Borrowing Rate. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive, absent manifest error) that it is unable to ascertain, after reasonable efforts, the Federal Funds Borrowing Rate, the Alternate Base Rate shall be the Floating Rate until the circumstances giving rise to such inability no longer exist.

                  "Alternate Base Rate Loans" shall mean those Loans which may be made under this Agreement and which are described in Section 2.01(d)(ii) on which the Company shall pay interest at a rate based on the Alternate Base Rate.

                  "Alternate Currency" shall mean British pounds sterling, Japanese yen, Canadian dollars or the Euro.

                  "Alternate Currency Borrowings" and individually "Alternate Currency Borrowing", shall mean borrowings by the Company under Section 2.04 consisting of simultaneous Loans from the Banks under each such Bank's Alternate Currency Commitment.

                  "Alternate Currency Commitment" shall mean, subject to Section 4.02, as to each Bank, the Dollar equivalent of 55.55% of each Bank's initial Commitment (as set forth on Exhibit 2.01(a), attached hereto) or as set forth in an Assignment and Acceptance, as such Commitment (a) may be reduced from time to time pursuant to this Agreement or (b) may be increased or reduced from time to time pursuant to an Assignment and Acceptance.

                  "Alternate   Currency  Loans"  and  individually,   "Alternate
Currency Loan", shall mean those Loans which may be made under this Agreement and which are described in Section 2.04(a).

                  "Alternate Currency Reference Banks" shall mean Chase and its Affiliates, Citicorp U.S.A., Inc. and Morgan Guaranty Trust Company of New York.

                  "Assignment  and  Acceptance"  has the  meaning  specified  in
Section 13.07(c) hereof.

                  "Attributable Amount" shall mean, in respect of any assets disposed of by the Company or a Restricted Subsidiary, or any designation of a Restricted Subsidiary as an Unrestricted Subsidiary or of an Unrestricted Subsidiary as a Restricted Subsidiary pursuant to Section 8.11, the amount of Consolidated Annualized Operating Cash Flow, determined at the time of such disposition or designation, which was attributable to such assets or such Subsidiary.

                  "Banks" shall mean the Persons listed on Exhibit 2.01(a) and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

                  "Basic Subscribers" shall mean all of the following which are receiving basic cable television service provided by the CATV Systems: (a) the number of single family dwellings, plus the number of individual households in multiple dwelling units, paying at the stated basic service rate, (b) the number of equivalent bulk and commercial rate customers calculated by dividing the aggregate bulk and commercial basic service revenues by the stated basic service rate and (c) the number of courtesy and free service customers.

                  "Borrowings"  and   individually,   "Borrowing",   shall  mean
Conventional Borrowings or Alternate Currency Borrowings.

                  "Borrowing Date" shall mean a date upon which a Borrowing is to be made under Section 2.

                  "Business Day" shall mean a day when the Reference Banks or Alternate Currency Reference Banks, as the case may be, and the Administrative Agent are open for business; provided that if the applicable Business Day relates to Eurodollar Loans or Eurocurrency Loans, it shall mean a day when the Reference Banks or the Alternate Currency Reference Banks, as the case may be, and the Administrative Agent are open for business and banks are authorized to be open for business in London and New York; further provided that if the applicable Business Day relates to an Alternate Currency Loan, it shall additionally mean a day when banks are open for business in (i) the country of issue of the currency of such Alternate Currency Loan and (ii) Frankfurt am Main, Germany (or such principal financial center or centers in such Participating Member State or States as the Administrative Agent may from time to time nominate for this purpose).

                  "Cash Flow Producing  Assets" shall mean (a) assets other than
(i) cash equivalents and other investments purchased in the ordinary course of the Company's cash management activities, (ii) office buildings and office equipment and supplies and (iii) other assets not comprising cable television systems or portions thereof and not directly employed in the cash flow-producing activities of the Company and its Restricted Subsidiaries and (b) any capital stock of a Restricted Subsidiary owning a Cash Flow Producing Asset.

                  "CATV Systems" shall mean the cable television distribution systems owned and operated, directly or indirectly, by the Company or any of its Subsidiaries that receive television and video signals by antenna, microwave transmission or satellite transmission and which amplify such signals and distribute them via coaxial or fiber optic cable.

                  "CD Rate" for any Interest Period shall mean, for each CD Rate Loan comprising all or part of the relevant Conventional Borrowing, an interest rate per annum determined by the Administrative Agent to be equal to the sum of:

                  (a)      the rate per annum  obtained by dividing  (i) the per
         annum rate of interest determined by the Administrative Agent to be the average (rounded upward to the nearest whole multiple of 0.01%, if such average is not such a multiple) of the bid rate determined independently by each Reference Bank at 10:00 a.m. (New York, New York time), or as soon thereafter as is practicable, on the first day of such Interest Period, of a certificate of deposit dealer of recognized standing selected by each Reference Bank for the purchase at face value of its certificates of deposit in an amount approximately equal or comparable to the aggregate principal amount of such CD Rate Loans, with a maturity equal to such Interest Period, by (ii) the result obtained by subtracting from 100% all reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirements (expressed as a rate per annum) applicable (or scheduled at the time of determination to become applicable during such Interest Period) to such certificates of deposit, plus

                  (b) the weighted average of annual assessment rates, determined by the Administrative Agent to be in effect on the first day of such Interest Period, used to determine the then current annual assessment payable by the Reference Banks to the Federal Deposit Insurance Corporation for such Corporation's insuring Dollar deposits of such Reference Banks in the United States.

                  "CD Rate Loans" shall mean those Loans which may be made under this Agreement and which are described in Section 2.01(d)(i) on which the Company shall pay interest at a rate based on the CD Rate.

                  A "Change of Control" shall be deemed to have occurred if (a) the Cox Family and Cox Enterprises shall cease at any time to own directly or indirectly at least 50.1% of the outstanding voting stock of the Company, (b) any Person or group of Persons other than the Cox Family, Cox Enterprises and Persons controlled by them shall have the right or ability, directly or indirectly, to cause the election of a majority of the directors of the Company,
(c) the Cox Family shall cease at any time to own directly or indirectly at least 50.1% of the outstanding voting stock of Cox Enterprises, or (d) any Person or group of Persons other than the Cox Family shall have the right or ability, directly or indirectly, to cause the election of a majority of the directors of Cox Enterprises.

                  "Chase" shall mean The Chase Manhattan Bank, a New York banking corporation having its principal offices located at 270 Park Avenue, New York, New York 10017.

                  "Commitment" shall mean as to any Bank the amount of such Bank's commitment to make Loans hereunder, as set forth beside such Bank's name on Exhibit 2.01(a) attached hereto or in any Assignment and Acceptance executed pursuant to Section 13.07(c), as such amount (a) may be reduced from time to time pursuant to the terms of this Agreement or pursuant to an Assignment and Acceptance or (b) may be increased or reduced from time to time pursuant to an Assignment and Acceptance, and "Commitments" shall mean the Commitments of all of the Banks.

                  "Commitment Fees" shall have the meaning set forth in Section 4.01(a).

                  "Consolidated  Annualized  Interest  Expense"  shall mean four times the sum of (i) interest expense, after giving effect to any net payments made or received by the Company and its Restricted Subsidiaries with respect to interest rate swaps, caps and floors or other similar agreements, and (ii) capitalized interest expense, in each case of the Company and its Restricted Subsidiaries for the most recently completed fiscal quarter, all on a consolidated basis determined in accordance with GAAP; provided that interest expense shall exclude (a) any Deferred Basic Interest or Accrued Interest (as defined in Section 3 of the global notes evidencing the PRIZES) on the PRIZES until such time as such Deferred Basic Interest or Accrued Interest is paid in cash and (b) any effects on interest expense in respect of any Indexed Security arising as a result of mark-to-market entries made in respect of fluctuations in the fair value of the securities underlying such Indexed Security, or fluctuations in the fair value of any derivative financial instruments embedded in such Indexed Security.

                  "Consolidated Annualized Operating Cash Flow" shall mean the sum of (i) four times operating income of the Company and its Restricted Subsidiaries for the
most recently completed fiscal quarter (less cash dividends and other cash distributions to the holders of minority interests in the Company's Restricted Subsidiaries), before giving effect to depreciation, amortization, equity in earnings (losses) of unconsolidated investees and nonrecurring one-time charges and (ii) cash dividends and cash distributions paid (other than extraordinary distributions) to the Company and its Restricted Subsidiaries during the most recently completed fiscal quarter and the three immediately preceding fiscal quarters by unconsolidated investees of the Company and its Restricted Subsidiaries, all on a consolidated basis determined in accordance with GAAP.

                  "Consolidated Debt" shall mean, as of any date and without duplication, all Debt of the Company and its Restricted Subsidiaries on a consolidated basis determined in accordance with GAAP, including guaranties of indebtedness for borrowed money or for the deferred purchase price of Property and obligations under or with respect to standby letters of credit of the Company and its Restricted Subsidiaries, but only to the extent that the amount of such liabilities for guaranties or standby letters of credit in the aggregate exceed $50,000,000; provided further that (a) for purposes of this definition, Debt shall not include guaranties by the Company of overdrafts of any Restricted Subsidiary which occur in the ordinary course of business and remain outstanding for a period not to exceed seven Business Days, and (b) for purposes of computing the Leverage Ratio at any time, the Consolidated Debt of the Company and its Restricted Subsidiaries shall be reduced by the aggregate amount of cash and cash equivalents of the Company and its Restricted Subsidiaries representing the unused proceeds of debt and equity securities issued or assets sold after the date hereof to finance acquisitions that have not yet been consummated and to refinance Debt obligations scheduled to mature in 90 days.

                  "Conventional Borrowings" and individually, "Conventional Borrowing", shall mean Borrowings by the Company under Section 2.01(a) consisting of simultaneous Loans (other than Alternate Currency Loans) from the Banks.

                  "Conventional Loans" and individually, "Conventional Loan", shall mean CD Rate Loans, Alternate Base Rate Loans or Eurodollar Loans made in Dollars, pursuant to Section 2.01(a).

                  "Counsel for the Administrative Agent" shall mean Cravath, Swaine & Moore.

                  "Counsel for the Company" shall mean Dow, Lohnes & Albertson, PLLC.

                  "Cox Enterprises" shall mean Cox Enterprises, Inc., a Delaware corporation.

                  "Cox Family"  shall  include  those  certain  trusts  commonly referred to as the Dayton-Cox Trust A, the Barbara Cox Anthony Atlanta Trust, the Anne Cox Chambers Atlanta Trust, the Estate of James M. Cox, Jr., Barbara Cox Anthony, Garner Anthony, Anne Cox Chambers, and the estates, executors and administrators, and children of the above-named individuals, and any corporation, partnership, limited liability company, trust or other entity in which the above-named trusts or individuals in the aggregate have a beneficial interest of greater than 50%.

                  "Debt" shall mean with respect to any Person and without duplication (i) indebtedness for borrowed money or for the deferred purchase price of Property in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which such Person directly or indirectly assures a creditor against loss, and (ii) the capitalized portions of obligations under leases which shall have been or should have been, in accordance with GAAP, recorded as capital leases.

                  "Default Rate" shall mean a rate per annum (for the actual number of days elapsed, based on a year of 365 or 366 days, as the case may be) which shall be equal to the lesser of (i) in the case of a Conventional Loan, the Alternate Base Rate plus 1%, or the Highest Lawful Rate and (ii) in the case of an Alternate Currency Loan, the Eurocurrency Rate plus the applicable Margin Percentage plus 1%, or the Highest Lawful Rate; provided that after the end of any applicable Interest Period, if the rate provided for in clause (ii) is not available, then the Default Rate shall be the rate provided for in clause (i).

                  "Depositary" shall have the meaning set forth in Section 13.03

                  "Discount   Debentures"   means  the  Company's   Exchangeable
Subordinated Discount Debentures due 2020 in an aggregate original principal amount of $1,643,617,000 issued pursuant to the Prospectus Supplement.

                  "Discretionary Alternate Currency" shall mean any lawful currency other than Dollars which is freely transferable and convertible into Dollars.

                  "Discretionary Borrowings" and individually, "Discretionary Borrowing", shall mean borrowings by the Company under Section 2.06 consisting of Discretionary Loans.

                  "Discretionary Loans" and individually, "Discretionary Loan", shall mean loans made by a Bank pursuant to Section 2.06, including, without limitation, Discretionary Loans made in a Discretionary Alternate Currency.

                  "Dollars" and "$" shall mean lawful currency of the United States of America.

                  "EMU" means economic and monetary union as contemplated in the Treaty on European Union.

                  "EMU Legislation" means legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency (whether known as the Euro or otherwise), being in part the implementation of the third stage of EMU.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "Euro" means the single currency of Participating Member State of the European Union.

                  "Eurocurrency Loans" shall mean those Loans which may be made under this Agreement and which are described in Section 2.01(d)(iv) on which the Company shall pay interest at a rate based on the Eurocurrency Rate.

                  "Eurocurrency Rate" for any Interest Period shall mean, for each Eurocurrency Loan comprising part of the relevant Alternate Currency Borrowing, the rate per annum determined by the Administrative Agent at approximately 10:00 am (New York, New York time) on the Quotation Day for such Interest Period by reference to the British Bankers' Association Interest Settlement Rates for deposits in the currency of such Alternate Currency Borrowing (as reflected on the applicable Telerate screen), for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, "Eurocurrency Rate" shall be the interest rate determined by the Administrative Agent to be the arithmetical average (rounded upward to the nearest whole multiple of 0.01%, if such average is not such a multiple) of the rate per annum at which deposits in the relevant Alternate Currency are offered for such Interest Period by the lending office of each Alternate Currency Reference Bank to a prime bank in the London interbank market at 10:00 am (New York, New York time) on the date two Business Days prior to the beginning of such Interest Period and in an amount substantially equal to the amount of the relevant Eurocurrency Loan of such Alternate Currency Reference Bank to be outstanding during such Interest Period.

                  "Eurodollar Event" or "Eurocurrency Event" shall have the meaning set forth in Section 2.01(e)(i).

                  "Eurodollar Loans" shall mean those Loans which may be made under this Agreement and which are described in Section 2.01(d)(iii) on which the Company shall pay interest at a rate based on the Eurodollar Rate.

                  "Eurodollar Rate" for any Interest Period shall mean, for each Eurodollar Loan comprising part of the relevant Conventional Borrowing, an interest rate per annum equal to the per annum rate of interest determined by the Administrative Agent to be the arithmetical average (rounded upward to the nearest whole multiple of 0.01%, if such average is not such a multiple) of the rate per annum at which deposits in Dollars are offered by the Lending Office of each Reference Bank to a prime bank in the interbank domestic eurodollar market at 10:00 a.m. (New York, New York time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of the relevant Eurodollar Loan of such Reference Bank during such Interest Period.

                  "Euro Unit" means the currency unit of the Euro.

                  "Event of Default"  shall mean any of the events  specified in
Section 10; provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "Default" shall mean any of such events, whether or not any such requirement has been satisfied.

                  "Excess Margin Stock" shall mean that portion of the Margin Stock owned by the Company and its Restricted Subsidiaries that must be excluded from the assets subject to the restrictions of Sections 9.01 and 9.03 in order for the Margin Stock subject to such Sections to represent less than 25% of the value of the assets of the Company and its Restricted Subsidiaries on a consolidated basis that are subject to such Sections.

                  "Existing Credit Agreements" shall mean (a) the Amended and Restated Five-Year Credit Agreement dated as of October 9, 1997, as amended by the First Amendment dated as of September 30, 1998 and the Amended and Restated Five-Year Credit Agreement dated as of September 28, 1999, among the Company, the banks party thereto, The Chase Manhattan Bank (formerly known as Texas Commerce Bank National Association), as administrative agent, and The Chase Manhattan Bank, as documentation agent and (b) the Amended and Restated 364-Day Credit Agreement dated as of October 9, 1997, as amended and restated as of September 30, 1998 and as of September 28, 1999, among the Company, the banks party thereto, The Chase Manhattan Bank (formerly known as Texas Commerce Bank National Association), as administrative agent, and The Chase Manhattan Bank, as documentation agent.

                  "FCC" shall mean the Federal Communications Commission or any successor governmental agency thereto.

                  "Federal Funds Borrowing Rate" shall mean, for any day, a fluctuating interest rate per annum equal to the weighted average (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System for such day quoted by the Reference Banks to the Administrative Agent at 12:00 noon (New York, New York time) on such day.

                  "Fitch" shall mean Fitch, Inc.

                  "Floating Rate" shall mean, as of a particular date, the prime rate most recently determined by Chase. Without notice to the Company or any other Person, the Floating Rate shall change automatically from time to time as and in the amount by which said prime rate shall fluctuate, with each such change to be effective as of the date of each change in such prime rate. The Floating Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Chase may make commercial loans or other loans at rates of interest at, above or below the Floating Rate.

                  "Franchise Agreements" shall mean all material franchise agreements or other substantially similar agreements to which the Company or any of its Subsidiaries is a party.

                  "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination; provided that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Majority Banks request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                  "Granting Bank" has the meaning specified in Section 13.07(d).

                  "Highest Lawful Rate" shall mean the maximum nonusurious interest rate, if any, that at any applicable time may be contracted for, taken, reserved, charged or received on any Loan or on the other amounts which may be owing to any Bank pursuant to this Agreement under the laws applicable to such Bank and this transaction.

                  "Homes Passed" shall mean the total of (a) the number of single family residences capable of being serviced without further line construction; (b) the number of units in multi-family residential buildings capable of being serviced without further line construction; and (c) the number of then current commercial service accounts regardless of the number of units serviced or the equivalent billing units.

                  "Indenture" means the Indenture dated as of June 27, 1995 between the Company and the Bank of New York, as Trustee, as supplemented by the First Supplemental Indenture dated as of August 12, 1999, the Second Supplemental Indenture dated as of October 6, 1999, the Second Supplemental Indenture dated as of March 14, 2000, and the Third Supplemental Indenture dated as of April 19, 2000 (and as the same may be further supplemented from time to time).

                  "Index Debt" shall mean senior, unsecured noncredit-enhanced, long-term Debt of the Company.

                  "Indexed Securities" means the PHONES, the PRIZES, the Discount Debentures and any other securities of the Company issued and outstanding from time to time (a) that are accounted for as indexed debt instruments pursuant to EITF Issue No. 86-28 or (b) indexed debt instruments that contain embedded derivative financial instruments and are accounted for pursuant to FASB Statement No. 133.

                  "Interest Payment Date" shall mean the last day of each Interest Period.

                  "Interest Period" shall mean, with respect to each Loan made hereunder, the period commencing on the Borrowing Date of such Loan and

                  (a) in the case of CD Rate Loans, ending 30, 60, 90 or 180 days thereafter;

                  (b) in the case of Alternate Base Rate Loans, ending not less than one nor more than 90 days thereafter; and

                  (c) in the case of Eurodollar Loans or Eurocurrency Loans, ending 7 days (subject to availability from each Bank) or one, two, three or six months thereafter;

in each case as the Company may select in the Notice of Conventional Borrowing or the Notice of Alternate Currency Borrowing; provided, however, that (i) no Interest Period for a Conventional Loan or an Alternate Currency Loan may be chosen that would extend beyond the Maturity Date, (ii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided that with respect to Eurodollar Loans or Eurocurrency Loans, any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day only if such Business Day does not fall in another month, and in the event the next succeeding Business Day falls in another month, the Interest Period for such Eurodollar Loan or Eurocurrency Loan shall be accelerated so that such Interest Period shall end on the next preceding Business Day and (iii) any Interest Period that begins on a day for which there is no numerically corresponding day in the last month of such Interest Period shall end on the last Business Day of the last month of such Interest Period. In no event shall there be more than ten (10) Interest Periods in effect at any one time.

                  "Lending Office" shall mean, with respect to any Bank, its principal office in the city identified with such Bank in Exhibit 13.02 hereto, or such other office or branch of such Bank, or Affiliate of such Bank located in the United States (acting on behalf of such Bank as its "Lending Office" hereunder), as it shall designate in writing from time to time to the Company, as the case may be.

                  "Leverage Ratio" shall mean, at any time, the ratio of (a) Consolidated Debt as of the last day of the fiscal quarter most recently ended to (b) Pro-forma Consolidated Annualized Operating Cash Flow; provided that (i) so long as the Company is the beneficial owner of shares or other securities constituting, or convertible into or exchangeable for the Maximum Number of Reference Shares (as defined in Section 3 of the global notes evidencing the PRIZES) with respect to the outstanding PRIZES (excluding, for purposes of such determination, any shares or other securities in respect of which any other Indexed Securities shall have been issued and shall be outstanding and excluding any portion of any shares or other securities attributable to any additional consideration payable upon any such conversion or exchange), the computation of the Leverage Ratio shall exclude the PRIZES, (ii) so long as the Company is the beneficial owner of shares or other securities constituting, or convertible into or exchangeable for 4,477,000 Reference Shares (as defined in Section 101 of the PHONES Supplemental Indenture) with respect to the outstanding PHONES (excluding, for purposes of such determination, any shares or other securities in respect of which any other Indexed Securities shall have been issued and shall be outstanding and excluding any portion of any shares or other securities attributable to any additional consideration payable upon any such conversion or exchange), the computation of the Leverage Ratio shall exclude the PHONES, and
(iii) so long as the Company is the beneficial owner of shares or other securities constituting, or convertible into or exchangeable for at least the maximum number at any time of the securities underlying any other class of Indexed Securities in respect of which claims may be made by the holders of such Indexed Securities (excluding, for purposes of such determination, any shares or other securities in respect of which any other Indexed Securities shall have been issued and shall be outstanding and excluding any portion of any shares or other securities attributable to any additional consideration payable upon any conversion or exchange), the computation of the Leverage Ratio shall exclude any effects on the amount of the Indexed Securities of such class arising as a result of mark-to-market entries made in respect of fluctuations in the fair value of the securities underlying such Indexed Securities, or fluctuations in the fair value of any derivative financial instruments embedded in such Indexed Securities, but shall in any event include the original principal amount and any accreted principal amount of the Indexed Securities of such class.

                  "Loans" and individually, "Loan", shall mean Conventional Loans, Alternate Currency Loans and Discretionary Loans.

                  "Majority  Banks"  shall mean (a) except as provided in clause
(b) below, Banks having more than 50% of the aggregate Commitments, and (b) for the period after the Maturity Date until such time as the obligations under this Agreement are paid in full, and for purposes of making determinations under
Article X, Banks having more than 50% of the aggregate principal amount of Loans outstanding (calculated in its Dollar equivalent).

                  "Margin Percentage" shall mean at any date that percentage (a) to be added to the CD Rate or the Eurodollar Rate or the Eurocurrency Rate, as appropriate, pursuant to Section 2.01(d)(i), Section 2.01(d)(iii) or Section 2.01(d)(iv), for purposes of determining the per annum rate of interest applicable from time to time to CD Rate Loans or Eurodollar Loans or Eurocurrency Loans and (b) to be used in computing the Commitment Fee pursuant to Section 4.01(a), set forth under the appropriate column below opposite the Category corresponding to the Company's corporate credit ratings by S&P, Moody's or Fitch, respectively, on such date:


                      Rating           Commitment Fee         Eurodollar/    CD Spread
                                       Eurocurrency
                                        Spread

Category 1            >A-/A3/A-           0.100%                0.400%        0.525%
Category 2            BBB+/Baa1/          0.125%                0.500%        0.625%
                      BBB+
Category 3            BBB/Baa2/           0.150%                0.625%        0.750%
                      BBB
Category 4            BBB-/Baa3/          0.200%                0.750%        0.875%
                      BBB-
Category 5            <BB+/Ba1/           0.250%                1.000%        1.125%
                      BB+

                  For purposes of the foregoing, (i) if one of S&P, Moody's or Fitch shall not have in effect a corporate credit rating (other than by reason of the circumstances referred to in the last sentence of this definition), then the Margin Percentage shall be based upon the ratings of the other two rating agencies; (ii) if two of the three corporate credit ratings established or deemed to have been established by S&P, Moody's or Fitch for the Company shall fall within the same Category but the third corporate credit rating falls within a different Category from the other two ratings, the Margin Percentage shall be based on the two ratings that fall within the same Category; (iii) if all three of the corporate credit ratings established or deemed to have been established by S&P, Moody's or Fitch for the Company shall fall within different Categories from one another, the Margin Percentage shall be based on the Category next below that corresponding to the highest of the three ratings; and (iv) if the corporate credit ratings established or deemed to have been established by S&P, Moody's or Fitch for the Company shall be changed

(other than as a result of a change in the rating system of S&P, Moody's or Fitch), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Margin Percentage shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P, Moody's or Fitch shall change, or if any such rating agency shall cease to be in the credit rating business, the Company and the Banks shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Margin Percentage shall be determined by reference to the rating most recently in effect prior to such change or cessation.

                  "Margin Stock" shall mean "margin stock" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

                  "Material  FCC  Licenses"  shall have the meaning set forth in
Section 8.04.

                  "Material   Franchise   Agreements"   shall   mean   Franchise
Agreements in connection with CATV Systems constituting 80% or more at any time of aggregate Basic Subscribers of the Company and its Subsidiaries.

                  "Materially Adverse Effect" shall mean (a) a materially adverse effect on the business, operations, condition (financial or otherwise) or assets of the Company and its Restricted Subsidiaries taken as a whole or (b) material impairment of the rights or interests of the Banks in connection with this Agreement.

                  "Maturity Date" shall mean September 26, 2005.

                  "Maximum Permissible Rate" shall have the meaning set forth in
Section 13.05.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "National Currency Unit" means the Unit of currency (other than a Euro Unit) of a Participating Member State.

                  "Net Cash Proceeds" shall mean (a) with respect to a sale, assignment, transfer or other disposition by the Company or any of its Restricted Subsidiaries to any Person other than the Company or any of its Restricted Subsidiaries of any capital stock or assets owned by such party, the gross cash proceeds to such party (including cash proceeds, whenever received, of any non-cash consideration) of such sale, assignment, transfer or other disposition, less the sum of (i) the reasonable costs associated with such sale, assignment, transfer or other disposition, including income taxes (as estimated by the Company or any of its Restricted Subsidiaries, as the case may be, in good faith), (ii) payments of the outstanding principal amount of, premium or penalty, if any, and interest on any Debt required to be, and which in fact is, prepaid under the terms thereof as a result of such disposition and (iii) appropriate amounts as a reserve, in accordance with GAAP, against any liabilities directly associated with the capital stock or assets sold and which liabilities are retained by the Company or any of its Subsidiaries after such sale, assignment, transfer or other disposition, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such sale, assignment, transfer or disposition and (b) with respect to any incurrence of Debt, cash proceeds net of underwriting commissions or placement fees and expenses directly incurred in connection therewith.

                  "Notice of Alternate Currency Borrowing" shall have the meaning set forth in Section 2.04(b).

                  "Notice of Conventional Borrowing" shall have the meaning set forth in Section 2.01(b).

                  "Officer's Certificate" shall mean a certificate signed in the name of the Company by either its Chief Executive Officer, its President, its Chief Financial Officer, one of its Vice Presidents or its Treasurer.

                  "Participating Member State" means each state so described in any EMU legislation.

                  "Pay Units" shall mean the aggregate number of premium services received by Basic Subscribers on a primary outlet.

                  "PBGC" shall have the meaning set forth in Section 6.12.

                  "Person" shall mean an individual, partnership, joint venture, corporation, limited liability company, bank, trust, unincorporated organization and/or a government or any department or agency thereof.

                  "PHONES"   means  the  Company's   Exchangeable   Subordinated
Debentures due 2030 in an aggregate original principal amount of $275,000,000 issued pursuant to the Prospectus Supplement.

                  "PHONES Supplemental Indenture" means the Second Supplemental Indenture dated as of March 14, 2000 between the Company and the Bank of New York, as Trustee.

                  "Plan" shall mean any employee pension benefit plan within the meaning of Article IV of ERISA which is either (i) maintained for employees of the Company, of any Subsidiary, or of any member of a "controlled group of corporations" or "combined group of trades or businesses under common control" as such terms are defined, respectively, in Sections 414(b) and (c) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, of which the Company or any Subsidiary is a party, or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Company, any Subsidiary or any member of a "controlled group of corporations" or "combined group of trades or businesses under common control" defined as aforesaid, is at the time in question making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

                  "Prepayment Period" shall mean any period during which the ratio of (x) the sum of the average daily principal amount of the Loans outstanding under this Agreement and the 364-Day Credit Agreement and any outstanding commercial paper in respect of which Commitments under this Agreement or the 364-Day Credit Agreement are used to provide backup liquidity, each during the most recently ended fiscal quarter to (y) Pro-forma Consolidated Annualized Operating Cash Flow exceeds 4.5 to 1.0

                  "PRIZES"   means  the  Company's   Exchangeable   Subordinated
Debentures due 2029 in an aggregate original principal amount of $1,272,187,500 issued pursuant to the Prospectus Supplement.

                  "Pro-forma Consolidated Annualized Operating Cash Flow" shall mean Consolidated Annualized Operating Cash Flow, excluding therefrom all Consolidated Annualized Operating Cash Flow attributable to any Property sold or otherwise disposed of other than in the ordinary course of business during any applicable fiscal quarter as if such Property were not owned at any time during such quarter, and including therein all Consolidated Annualized Operating Cash Flow attributable to any Property acquired other than in the ordinary course of business during any applicable fiscal quarter as if such Property were at all times owned during such quarter.

                  "Property" shall mean all types of real and personal property, whether tangible, or intangible or mixed.

                  "Pro Rata Share" shall mean, with respect to any Bank, a fraction (expressed as a percentage rounded upward, if necessary, to the nearest whole multiple of 0.000000001%) (a) the numerator of which shall be a principal amount equal to such Bank's Commitment, and (b) the denominator of which shall be the aggregate principal amount equal to all Banks' Commitments.

                  "Prospectus Supplement" means, with respect to the (a) PHONES, the prospectus supplement dated as of March 8, 2000, to the Company's prospectus dated as of August 9, 1999, (b) PRIZES, the prospectus supplement dated as of November 22, 1999, to the Company's prospectus dated as of August 9, 1999, and
(c) Discount Debentures, the prospectus supplement dated as of April 13, 2000, to the Company's prospectus dated as of August 9, 1999.

                  "Quarterly Date" shall mean the last day of each March, June, September and December, beginning with December 31, 2000, or if any such date is not a Business Day, the next succeeding Business Day.

                  "Quotation Day" means, with respect to any Alternate Currency Borrowing and any Interest Period, the day on which it is market practice on the relevant interbank market for prime banks to give quotations for deposits in the currency of such Alternate Currency Borrowing for delivery on the first day of such Interest Period. If such quotations would normally be given by prime banks on more than one day, the Quotation Day will be the last of such days.

                  "Reference Banks" and individually "Reference Bank", shall mean Chase, Bank of America National Trust and Savings Association, The Bank of New York and Wachovia Bank, N.A..

                  "Register"  shall have the meaning set forth in Section  13.07
(e) hereof.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System.

                  "Required Prepayment Date" shall have the meaning set forth in
Section 2.01(e)(i) hereof.

                  "Restricted  Payment"  shall  have the  meaning  set  forth in
Section 9.04.

                  "Restricted Subsidiary" shall mean each Subsidiary other than those Subsidiaries identified as Unrestricted Subsidiaries in Exhibit 6.01; provided, however, that subject to Section 8.11, a Restricted Subsidiary may be designated by the Company as an Unrestricted Subsidiary or an Unrestricted Subsidiary may be redesignated by the Company as a Restricted Subsidiary and the Company shall promptly notify the Administrative Agent of any such designation or redesignation; provided further that after the initial designation of an Unrestricted Subsidiary by the Company, only three further redesignations of such Subsidiary shall be permitted.

                  "S&P" shall mean Standard and Poor's Ratings Group.

                  "SPC" has the meaning specified in Section 13.07(d).

                  "Special FCC Counsel" shall mean Dow, Lohnes & Albertson, PLLC

                  "Subsidiary" shall mean any Person of which more than 50% of the outstanding shares, having voting power under ordinary circumstances to elect a majority of the Board of Directors of such Person, shall at the time be owned, directly or indirectly, by the Company, by any one or more Subsidiaries or by the Company and one or more Subsidiaries.

                  "364-Day Agreement" shall mean the 364-Day Credit Agreement dated September 26, 2000, among the Company, certain lenders thereto and Chase as Administrative Agent for the lenders.

                  "Treaty on European Union" means the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1, 1993), as amended from time to time.

                  "Unrestricted Subsidiary" means any Subsidiary so designated in accordance with the terms of this Agreement.

                  "Utilization Fee" shall have the meaning set forth in Section 4.01(b).

                  "Wholly Owned", when used with respect to a Subsidiary, shall mean the beneficial ownership by the Company of 100% of the equity securities of such Subsidiary.

                  SECTION 1.02. Redenomination of Certain Foreign Currencies. Each obligation of any party to this Agreement to make a payment denominated in the National Currency Unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into the Euro at the time of such adoption (in accordance with the EMU Legislation).


                                   ARTICLE II

                                   The Loans

                  SECTION 2.01. Revolving Credit Loans . (a) Conventional Loan Commitment. Subject to and upon the terms and conditions set forth in this Agreement, each Bank severally agrees to make Conventional Loans to the Company on any one or more Business Days on or after the date hereof and prior to the Maturity Date, up to an aggregate principal amount of Conventional Loans not exceeding at any one time outstanding an amount equal to such Bank's Commitment, less the principal amount outstanding at such time of all Alternate Currency
Loans (calculated in its Dollar equivalent on the Borrowing Date of such Conventional Loan) made to the Company by such Bank, if any; provided, however, in no event shall the aggregate outstanding principal amount at any time of Conventional Loans, Alternate Currency Loans and Discretionary Loans, each calculated in its Dollar equivalent, as applicable, exceed $900,000,000, as such amount may be reduced pursuant to the terms of this Agreement. Each Conventional Borrowing shall be in an aggregate amount of not less than $3,000,000 and an integral multiple of $250,000. Subject to the foregoing, each Conventional Borrowing shall be made simultaneously from the Banks according to their Pro Rata Shares of the principal amount requested for each Conventional Borrowing, and shall consist of Conventional Loans of the same type (e.g., Alternate Base Rate Loans, CD Rate Loans or Eurodollar Loans) with the same Interest Period from each Bank. Within such limits and during such period, the Company may borrow, repay and reborrow under this Section 2.01(a) (including, without limitation, reborrowings for the sole purpose of refinancing any Loan). The Company hereby unconditionally promises to pay to the Administrative Agent for the account of each Bank the then unpaid principal amount of each Conventional Loan on the Interest Payment Date for such Conventional Loan.

                  (b) Conventional Borrowing Procedures; Delivery of Proceeds; Recordation of Loans. (i) Each Conventional Borrowing under this
Section 2.01 shall be made on at least, (A) in the case of a Conventional Borrowing consisting of Alternate Base Rate Loans, prior oral or written notice from the Company to the Administrative Agent by 10:00 a.m. (New York, New York
time) on the same day as the requested borrowing (and the Administrative Agent shall prior to 12:00 noon (New York, New York time) on the date such notice is received by the Administrative Agent) provide oral or written notice of the requested borrowing to the Banks, and each Reference Bank shall then provide to the Administrative Agent not later than 12:15 p.m. (New York, New York time) oral or written notice of the rate on overnight Federal funds for such day offered at 12:00 noon (New York, New York time) by such Reference Bank to the Company, and the Alternate Base Rate determined by the Administrative Agent shall be conveyed by the Administrative Agent by oral or written communication to all of the Banks by 1:00 p.m. (New York, New York time) on the Borrowing Date, (B) in the case of a Conventional Borrowing consisting of CD Rate Loans, one Business Day's prior written or oral notice from the Company to the Administrative Agent by 10:00 a.m. (New York, New York time) and (C) in the case of a Conventional Borrowing consisting of Eurodollar Loans, three Business Days' prior written or oral notice from the Company to the Administrative Agent by 10:00 a.m. (New York, New York time) (and the Administrative Agent shall, in the case of (B) and (C) above, provide to each Bank prior oral or written notice of the requested borrowing by 11:30 a.m. (New York, New York time) on the date such notice is received by the Administrative Agent) ("Notice of Conventional Borrowing"); provided, however, with respect to each oral Notice of Conventional Borrowing, the Company shall deliver promptly (and in any event, no later than two Business Days after the giving of such oral notice) to the Administrative Agent a confirmatory written Notice of
Conventional Borrowing. Each Notice of Conventional Borrowing shall be irrevocable and shall specify: (w) the total principal amount of the proposed Conventional Borrowing, (x) whether the Conventional Borrowing will be comprised of CD Rate Loans, Alternate Base Rate Loans or Eurodollar Loans, (y) the applicable Interest Period for such Loans (which may not extend beyond the Maturity Date), and (z) the Borrowing Date. The Administrative Agent shall promptly give like notice to the other Banks, and on the Borrowing Date each Bank shall make its Pro Rata Share of the Conventional Borrowing available at the principal banking office of the Administrative Agent, 270 Park Avenue, New York, New York 10017, no later than 3:30 p.m. (New York, New York time) in the case of a Conventional Borrowing consisting of Alternate Base Rate Loans, and no later than 2:00 p.m. (New York, New York time) in the case of all other Conventional Borrowings, in each case, in immediately available funds.

                  (ii) The Administrative Agent shall pay or deliver the proceeds of each Borrowing to or upon the order of the Company. Each Bank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness to such Bank resulting from each Loan, from time to time, including the amounts of principal and interest payable and paid such Bank from time to time under this Agreement. The Administrative Agent shall maintain accounts in which it will record (A) the principal amount of each Loan made hereunder, the type of each Loan and the Interest Period applicable thereto, (B) the amount of any principal or interest due and payable or to become due and payable from the Company to each Bank hereunder and (C) the amount of any sum received by the Administrative Agent hereunder from the Company and each Bank's Pro Rata Share thereof. The entries made in the accounts maintained pursuant to this paragraph shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Bank or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Company to repay the Loans in accordance with their terms.

                  (c) Substitute Rate. Anything in this Agreement to the contrary notwithstanding, if at any time prior to the determination of the rate with respect to any proposed Loan (i) the Majority Banks in their discretion shall determine (A) with respect to Eurodollar Loans to be made by them on the applicable Borrowing Date of such Loan that there is a reasonable probability that Dollar deposits will not be offered to such Banks in the interbank eurodollar market for a period of time equal to the applicable Interest Period in amounts equal to the amount of each such Bank's Eurodollar Loan in Dollars, or, that the Eurodollar Rate does not reflect the cost of funding by the Banks or that adequate and fair means do not exist to be able to determine the Eurodollar Rate, or (B) with respect to Eurocurrency Loans to be made by them on the applicable Borrowing Date of such Eurocurrency Loan that there is a reasonable probability that deposits in such Alternate Currency will not be offered to such Banks in the interbank domestic eurocurrency market for a period of time equal to the applicable Interest Period in amounts equal to each such Bank's Eurocurrency Loan in such Alternate Currency, or, that the Eurocurrency Rate does not reflect the cost of funding by the Banks or that adequate and fair means do not exist to be able to determine the Eurocurrency Rate, or (ii) the Administrative Agent in its discretion shall determine with respect to CD Rate Loans to be made by the Banks on the applicable Borrowing Date of such proposed Loan that bid rates will not be provided by certificate of deposit dealers of recognized standing for the purchase at face value of certificates of deposit of the Reference Banks for a period of time equal to the applicable Interest Period in amounts approximately equal or comparable to the aggregate principal amount of such Loans with a maturity equal to the applicable Interest Period, then:

                  (A) the Majority Banks (acting through the Administrative Agent) or the Administrative Agent, as the case may be, shall give the Company notice thereof and in the case of subsection (ii) above, the Administrative Agent shall also give the Banks notice thereof, and

                  (B) Alternate Base Rate Loans shall be made having an Interest Period of 10 days in lieu of any Eurodollar Loans, Eurocurrency Loans or CD Rate Loans, as the case may be, that were to have been made at such time.

                  (d)      Interest. The Loans shall bear interest as follows:

                  (i) Each CD Rate Loan shall be made in Dollars and shall bear interest on the unpaid principal amount thereof from time to time outstanding at a rate per annum (for the actual number of days elapsed, based on a year of 360 days) which shall be equal to the lesser of (A) the CD Rate plus the applicable Margin Percentage, or (B) the Highest Lawful Rate.

                  (ii) Each Alternate Base Rate Loan shall be made in Dollars and shall bear interest on the unpaid principal amount thereof from time to time outstanding at a rate per annum (for the actual number of days elapsed, based on a year of 365 or 366 days, as the case may be) which shall be equal to the lesser of (A) the Alternate Base Rate, or (B) the Highest Lawful Rate.

                  (iii) Each Eurodollar Loan shall be made in Dollars and shall bear interest on the unpaid principal amount thereof from time to time outstanding at a rate per annum (for the actual number of days elapsed, based on a year of 360 days) which shall be equal to the lesser of (A) the Eurodollar Rate plus the applicable Margin Percentage, or (B) the Highest Lawful Rate.

                  (iv) Each Eurocurrency Loan shall be made in the Alternate Currency specified in the applicable Notice of Alternate Currency Borrowing and shall bear interest on the unpaid principal amount thereof from time to time outstanding, payable in such Alternate Currency, at a rate per annum (for the actual number of days elapsed, based on a year of 360 days; provided that for British pounds sterling, and for any other Alternate Currency as to which the Administrative Agent has delivered to the Company and to each Bank certification in writing that as to such other Alternate Currency a 365 or 366 day year, as the case may be, is customarily used as a basis for such calculation, on a year of 365 or 366 days, as the case may be), which shall be equal to the lesser of (A) the Eurocurrency Rate plus the applicable Margin Percentage, or (B) the Highest Lawful Rate; provided, however, that the failure of the Administrative Agent to deliver such certification to the Company and each Bank shall not affect the basis for such calculation used by the Administrative Agent.

                  (v) Interest on the outstanding principal of each Loan shall accrue from and including the Borrowing Date for such Loan to but excluding the date such Loan is paid in full and shall be due and payable (A) on the Interest Payment Date for each such Loan, (B) as to any Eurodollar Loan or Eurocurrency Loan having an Interest Period greater than three months, at the end of the third month of the Interest Period for such Loan, (C) as to any CD Rate Loan having an Interest Period greater than 90 days, on the 90th day of the Interest Period for such Loan, and (D) as to all Loans, at maturity, whether by acceleration or otherwise, or after notice of prepayment in accordance with Section 2.01(e)(i) or Section 3.01(c) hereof, on and after the Required Prepayment Date or the applicable prepayment date, as the case may be, as specified in such notice.

                  (vi) Past due principal, whether pursuant to acceleration or the Company's failure to make a prepayment on the date specified in the applicable prepayment notice or otherwise, and, to the extent permitted by applicable law, past due interest and (after the occurrence of an Event of Default) past due fees, pursuant to acceleration or otherwise, shall bear interest from their respective due dates, until paid, at the Default Rate and shall be due and payable upon demand.

                  (e) Change of Law. (i) Anything in this Agreement to the contrary notwithstanding, if at any time any Bank in good faith determines (which determination shall be conclusive) that any change after the date hereof in any applicable law, rule or regulation or in the interpretation or administration thereof makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful (any of the above being described as a "Eurodollar Event" or "Eurocurrency Event"), for such Bank or its foreign branch or branches to maintain or fund any Loan in Dollars or in any Alternate Currency by means of Dollar or Alternate Currency deposits, as the case may be, obtained in the interbank eurodollar market, or interbank domestic eurocurrency market, in the case of Eurocurrency Loans, then, at the option of such Bank, the aggregate principal amount of each of such Bank's Eurodollar Loans or Eurocurrency Loans, as the case may be, then outstanding, which Loans are directly affected by such Eurodollar Events or Eurocurrency Events, shall be prepaid in Dollars or in such Alternate Currency, as the case may be, and any remaining obligation of such Bank hereunder to make Eurodollar Loans (but not CD Rate Loans, Alternate Base Rate Loans or Eurocurrency Loans) or Eurocurrency Loans in such Alternate Currency (but not Eurodollar Loans, CD Rate Loans, Alternate Base Rate Loans or Eurocurrency Loans in another Alternate Currency), as the case may be, shall be suspended for so long as such Eurodollar Events or Eurocurrency Events shall continue. Upon the occurrence of any Eurodollar Event or Eurocurrency Event, and at any time thereafter so long as such Eurodollar Event or Eurocurrency Event shall continue, such Bank may exercise its aforesaid option by giving written notice thereof to the Administrative Agent and the Company. Any prepayment of any Eurodollar Loan or Eurocurrency Loan, as the case may be, which is required under this Section 2.01(e) shall be made, together with accrued and unpaid interest and all other amounts payable to such Bank under this Agreement with respect to such prepaid Loan (including, without limitation, amounts payable pursuant to Section 2.01(f)), on the date stated in the notice to the Company referred to above, which date ("Required Prepayment Date") shall be not less than 15 days (or such earlier date as shall be necessary to comply with the relevant law, rule or regulation) from the date of such notice. If any Eurodollar Loan or Eurocurrency Loan, as the case may be, is required to be prepaid under this Section 2.01(e), the Banks agree that at the written request of the Company, the Bank that has made such Eurodollar Loan or Eurocurrency Loan, as the case may be, shall make an Alternate Base Rate Loan or a CD Rate Loan on the Required Prepayment Date to the Company in the same principal amount, in Dollars, or its Dollar equivalent in Alternate Currency, as the case may be, as the Eurodollar Loan or Eurocurrency Loan of such Bank being so prepaid. Any such written request by the Company for Alternate Base Rate Loans or CD Rate Loans under this Section 2.01(e) shall be irrevocable and, in order to be effective, must be delivered to the Administrative Agent not less than one Business Day prior to the Required Prepayment Date.

                  (ii) Notwithstanding the foregoing, in the event the Company is required to pay to any Bank amounts with respect to any Borrowing pursuant to Section 2.01(e)(i), the Company may give notice to such Bank (with copies to the Administrative Agent) that it wishes to seek one or more assignees (which may be one or more of the Banks) to assume the Commitment of such Bank and to purchase its outstanding Loans and the Administrative Agent will use its best efforts to assist the Company in obtaining an assignee; provided that if more than one Bank requests that the Company pay substantially and proportionately equal additional amounts under Section 2.01(e)(i) and the Company elects to seek an assignee to assume the Commitments of any of such affected Banks, the Company must seek an assignee or assignees to assume the Commitments of all of such affected Banks. Each Bank requesting compensation pursuant to Section 2.01(e)(i) agrees to sell its Commitment, Loans and interest in this Agreement in accordance with Section 13.07 to any such assignee for an amount equal to the sum of the outstanding unpaid principal of and accrued interest on such Loans in Dollars, or its Dollar equivalent in Alternate Currency, if such Loan is an Alternate Currency Loan, plus all other fees and amounts (including, without limitation, any compensation claimed by such Bank under Section 2.01(e)(i) and Section 2.01(f)) due such Bank hereunder calculated, in each case, to the date such Commitment, Loans and interest are purchased. Upon such sale or prepayment, each such Bank shall have no further Commitment or other obligation to the Company hereunder.

                  (f) Funding and Exchange Losses. In the event of (i) any payment or prepayment (whether authorized or required hereunder pursuant to acceleration or otherwise) of all or a portion of any CD Rate Loan, Eurodollar Loan or Eurocurrency Loan on a day other than an Interest Payment Date, (ii) any payment or prepayment (whether authorized or required hereunder pursuant to acceleration or otherwise), of any CD Rate Loan, Eurodollar Loan or Eurocurrency Loan made after the delivery of the Notice of Conventional Borrowing or Notice of Alternate Currency Borrowing, as the case may be, for such CD Rate Loan, Eurodollar Loan or Eurocurrency Loan, but before the Borrowing Date therefor, if such payment or prepayment prevents such CD Rate Loan, Eurodollar Loan or Eurocurrency Loan from being made in full, (iii) the failure of any Loan to be made by any Bank due to any condition precedent to a Loan not being satisfied or as a result of this Section 2.01 or Section 2.05(b) or due to any other action or inaction of the Company, or (iv) the failure to pay any Alternate Currency Loan or interest thereon in the Alternate Currency in which it was made, the Company shall pay, in Dollars, or its Dollar equivalent in Alternate Currency, as the case may be, if such Loan is an Alternate Currency Loan, to each affected Bank upon its request made on or before 45 days after the occurrence of any such event, acting through the Administrative Agent, such amount or amounts (to the extent such amount or amounts would not be usurious under applicable law) as may be necessary to compensate such Bank for any direct or indirect costs and losses (including, without limitation, direct losses due to currency exchange rates and exchange controls) incurred by such Bank (including, without limitation, such amount or amounts as will compensate it for (A) the amount by which the rate of interest on such Loan immediately prior to such repayment exceeds the Eurodollar Rate, Eurocurrency Rate or the CD Rate, as the case may be, for the period from the date of such prepayment to the Interest Payment Date with respect to such prepaid Loan, (B) any loss incurred in liquidating or closing out any foreign currency contract undertaken by such Bank in funding or maintaining such Alternate Currency Loan, and (C) any loss arising from any change in the value of Dollars in relation to any such Alternate Currency Loan which was not paid on the date due between the date such payment was due and the date of payment, or which was not paid in the Alternate Currency in which it was made, all as determined by such Bank in its good faith discretion), but otherwise without penalty. Any such claim by a Bank for compensation shall be made through the Administrative Agent and shall be accompanied by a certificate signed by an officer of such Bank authorized to so act on behalf of such Bank, setting forth the computation upon which such claim is based. The obligations of the Company under this Section 2.01(f) shall survive the termination of this Agreement and/or the payment of the obligations hereunder.

                  (g)      Increased  Costs--Taxes,  Reserve Requirements,  etc.
(i) The Company for and on behalf of each Bank shall pay or cause to be paid directly to the appropriate governmental authority or shall reimburse or compensate each Bank upon demand by such Bank, acting through the Administrative Agent, for all costs incurred, losses suffered or payments made, as determined by such Bank, by reason of any and all present or future taxes (including, without limitation, any interest equalization tax or any similar tax on the acquisition of debt obligations), levies, imposts or any other charge of any nature whatsoever imposed by any taxing authority, whether or not such taxes were correctly or legally asserted, on or with regard to any aspect of the transactions with respect to this Agreement and the Loans, except such taxes as may be measured by the overall net income of a Bank or its Lending Office and any increase in franchise taxes imposed by the jurisdiction, or any political subdivision or taxing authority thereof, in which such Bank's principal executive office or its Lending Office is located.

                  (ii) The Company shall pay immediately upon demand by any Bank, acting through the Administrative Agent, any applicable stamp and registration taxes, duties, official and sealed paper taxes, or similar charges due, or which under currently applicable law could in the future become due, or which may in the future become due as a result of any change in applicable law, the interpretation thereof, or otherwise, in connection with any Loans or this Agreement or in connection with the enforcement hereof.

                  (iii) If any Bank or the Administrative Agent receives a refund in respect of taxes for which such Bank or the Administrative Agent has received payment from the Company hereunder, it shall promptly notify the Company of such refund and shall, within 30 days after receipt of such refund, if no Event of Default has occurred, repay such refund to the Company with interest if any interest is received thereon by such Bank or the Administrative Agent; provided, that if an Event of Default has occurred and is continuing, such refund shall be applied to the outstanding loans or paid to the Company once such Event of Default no longer exists; provided further, that the Company, upon the request of such Bank or the Administrative Agent, agrees to return such refund (plus penalties, interest or other charges) to such Bank or the Administrative Agent in the event such Bank or the Administrative Agent is required to repay such refund.

                  (iv) (A) The Company shall reimburse or compensate each Bank upon demand by such Bank, acting through the Administrative Agent, for all costs incurred, losses suffered or payments made in connection with any CD Rate Loans, Eurodollar Loans, Eurocurrency Loans or any part thereof which costs, losses or payments are a result of any present or future reserve, special deposit or similar requirement against assets of, liabilities of, deposits with or for the account of, or Loans by such Bank imposed on such Bank, its foreign lending branch, the interbank eurodollar market or the interbank eurocurrency
market  by  any  regulatory  authority,   central  bank  or  other  governmental
authority, whether or not having the force of law, including, without limitation, Regulation D.

                  (B) If as a result of (y) the introduction of or any change in or in the interpretation or administration of any law or regulation or
(z) the compliance with any request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Bank of agreeing to make or making, funding or maintaining Loans for which such Bank shall not have been reimbursed pursuant to the provisions of clause (A) above, then the Company shall from time to time, upon demand by such Bank, acting through the Administrative Agent, pay to such Bank additional amounts sufficient to indemnify such Bank against the full amount of such increased cost.

                  (C) Any Bank claiming reimbursement or compensation under this Section 2.01(g)(iv) shall make its demand on or before 45 days after the end of each Interest Period during which any such cost is incurred, loss is suffered or payment is made and shall provide the Administrative Agent, who in turn shall provide the Company, with a written statement of the amount and basis of its request, which statement, subject to Section 2.01(h), shall be conclusive absent manifest error; provided that in the event any reimbursement or compensation demanded by a Bank under this Section 2.01(g) is a result of reserves actually maintained pursuant to the requirements imposed by Regulation D with respect to "Eurocurrency liabilities" (as defined or within the meaning of such Regulation), such demand shall be accompanied by a statement of such Bank in the form of Exhibit 2.01(g)(iv) attached hereto. No Bank may request reimbursement or compensation under this Section 2.01(g)(iv) for any period prior to the period for which demand has been made in accordance with the foregoing sentence. Such statement shall be conclusive and binding on the Company, subject to Section 2.01(h), except in the case of manifest error. In preparing any statement delivered under this Section 2.01(g)(iv), such Bank may employ such assumptions and allocations of costs and expenses as it shall in good faith deem reasonable and may be determined by any reasonable averaging and attribution method. So long as any notice requirement provided for herein has been satisfied, any decision by the Administrative Agent or any Bank not to require payment of any interest, cost or other amount payable under this Section 2.01(g)(iv), or to calculate any amount payable by a particular method, on any occasion, shall in no way limit or be deemed a waiver of the Administrative Agent's or such Bank's right to require full payment of any interest, cost or other amount payable hereunder, or to calculate any amount payable by another method, on any other or subsequent occasion for a subsequent Interest Period.

                  (v) If any Bank shall have determined in good faith that any applicable law, rule, regulation or guideline regarding capital adequacy now or hereafter in effect, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or any Lending Office of such Bank) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency has the effect of reducing the rate of return on such Bank's capital or the capital of any corporation controlling such Bank as a consequence of its obligations hereunder to a level below that which such Bank would have achieved as a consequence of its obligations hereunder but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed in good faith by such Bank to be material, then from time to time, upon notice by the Bank requesting (through the Administrative Agent) compensation, under this Section 2.01(g)(v) within a reasonable period of time after such Bank has obtained knowledge of such event, the Company shall pay to the Administrative Agent for the account of such Bank such additional amount or amounts as will compensate such Bank for such reduction. Any such claim by a Bank for compensation shall be made through the Administrative Agent and shall be accompanied by a certificate signed by an officer of such Bank authorized to so act on behalf of such Bank setting forth the calculation upon which such claim is based.

                  (vi) Notwithstanding the foregoing, in the event the Company is required to pay to any Bank amounts pursuant to Section 2.01(g)(iv)(A), Section 2.01(g)(iv)(B) or Section 2.01(g)(v), the Company may give notice to such Bank (with copies to the Administrative Agent) (A) that it wishes to seek one or more assignees (which may be one or more of the Banks) to assume the Commitment of such Bank and to purchase its outstanding Loans, in which case the Administrative Agent will use its best efforts to assist the Company in obtaining an assignee, or (B) in the case of any Bank that became a Bank pursuant to an assignment under Section 13.07, that it wishes to terminate the Commitment of such Bank; provided that if more than one Bank requests that the Company pay substantially and proportionately equal additional amounts under
Section 2.01(g)(iv)(A), Section 2.01(g)(iv)(B) or Section 2.01(g)(v) and the Company elects to seek an assignee to assume, or to terminate, the Commitments of any of such affected Banks, the Company must seek an assignee or assignees to assume, or must terminate, as the case may be, the Commitments of all of such affected Banks. Each Bank requesting compensation pursuant to Section 2.01(g)(iv)(A), Section 2.01(g)(iv)(B) or Section 2.01(g)(v) agrees to sell its Commitment, its outstanding Loans and interest in this Agreement in accordance with Section 13.07 to any such assignee for an amount equal to the sum of, and agrees that its Commitment shall be terminated as provided above upon payment to it by the Company of, the outstanding unpaid principal of and accrued interest on its outstanding Loans in Dollars or the Dollar equivalent in Alternate Currency, if any such Loan is an Alternate Currency Loan, plus all other fees and amounts (including, without limitation, any compensation claimed by such Bank under Section 2.01(f), Section 2.01(g)(iv)(A), Section 2.01(g)(iv)(B) or
Section 2.01(g)(v)) due such Bank hereunder calculated, in each case, to the date such Commitment, Loans and interest are purchased or such amounts are paid, as the case may be. Upon such sale or prepayment, each such Bank shall have no further Commitment or other obligation to the Company hereunder.

                  (vii)    Any  Bank  claiming  any  amounts  pursuant  to  this
Section 2.01(g) shall use its reasonable good faith efforts (consistent with its internal policies and legal and regulatory restrictions) to avoid or minimize the payment by the Company of any amounts under this Section 2.01(g), including changing the jurisdiction of its Lending Office; provided that no such change or action shall be required to be made or taken if, in the reasonable judgment of such Bank, such change would be materially disadvantageous to such Bank.

                  (viii) The aggregate amount payable, reimbursable or compensable by the Company to or for the account of a Bank under this Section 2.01(g) shall not include any cost covered by the amount received by such Bank from the Company through the Administrative Agent in connection with the calculation of the CD Rate. The Company agrees to indemnify and hold the Administrative Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay such amounts. The obligations of the Company under this Section 2.01(g) created in accordance with this Section 2.01(g) shall survive the termination of the Commitments and/or this Agreement and/or the payment of the obligations hereunder.

                  (h) Calculation Errors. Each calculation by the Administrative Agent or any Bank with respect to amounts owing or to be owing by the Company pursuant to this Agreement or any Loan shall be conclusive except in the case of error. In the event the Administrative Agent determines within a reasonable time that any such error shall have occurred in connection with the determination of the applicable interest rate for any Loan which results in the Company paying either more or less than the amount which would have been due and payable but for such error, then (i) any Bank that received an overpayment or underpayment or (ii) the Company, as the case may be, shall promptly refund or pay, as the case may be, to the other any such overpayment or underpayment. In the event it is determined within a reasonable time that any Bank, acting through the Administrative Agent, has miscalculated any amount for which it has demanded reimbursement or compensation from the Company in respect of amounts owing by the Company other than interest which results in the Company paying more or less than the amount which would have been due and payable but for such error, such Bank or the Company, as the case may be, shall promptly refund or pay, as the case may be, to the other the full amount of such overpayment or underpayment. In the event it is determined within a reasonable time that the Company has miscalculated the Commitment Fees or the Utilization Fee due under
Section 4.01 which results in the Company paying more or less than the amount which would have been due and payable but for such error, (y) any Bank that received an overpayment or underpayment or (z) the Company, as the case may be, shall promptly refund or pay, as the case may be, the full amount of the overpayment or underpayment.

                  SECTION 2.02. Setoff, Counterclaims and Taxes. All payments (whether of principal, interest, fees, reimbursements or otherwise) under this Agreement shall be made by the Company without setoff or counterclaim and shall be made free and clear of and without deduction (except as specifically contemplated in Section 2.03 below) for any present or future tax, levy, impost, or any other charge, if any, of any nature whatsoever now or hereafter imposed by any governmental authority (including, without limitation, withholdings of United States taxes, except as otherwise provided in Section 2.03). Except as specifically provided in Section 2.03 below, if the making of such payments is prohibited by law unless such tax, levy, impost, or other charge is deducted or withheld therefrom, the Company shall pay to the Administrative Agent for the account of each Bank, on the date of each such payment, such additional amounts as may be necessary in order that the net amounts received by such Bank after such deduction or withholding shall equal the amounts in Dollars, or its Dollar equivalent in Alternate Currency, as the case may be, which would have been received if such deduction or withholding were not required. The Company shall confirm that all applicable taxes, if any, imposed on this Agreement or transactions hereunder shall have been properly and legally paid by it to the appropriate taxing authorities by sending official tax receipts or notarized copies of such receipts to the Administrative Agent within 30 calendar days after payment of any applicable tax. Upon request of any Bank, the Administrative Agent shall forward to such Bank a copy of such official receipt or a copy of such notarized copy of such receipt.

                  SECTION 2.03. Withholding Tax Exemption . To the extent not previously delivered, at least five Business Days prior to the first date on which interest or fees are payable hereunder to the Banks, if any Bank is not incorporated or organized under the laws of the United States of America, or a state thereof, such Bank agrees that it will deliver to the Company (with a copy to the Administrative Agent) a duly completed copy of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States Federal income taxes. If such Bank delivers a Form W-8BEN or W-8ECI, such Bank further undertakes to deliver to the Company (with a copy to the Administrative Agent) an additional copy of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form W-8BEN and one calendar year for Form W-8ECI) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Company, in each case certifying that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States Federal income taxes, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Company (and the Administrative Agent) that it is not capable of receiving payments without any deduction or withholding of United States Federal income tax. In no event will any withholding by the Company of interest payable by any Bank as contemplated by this Section 2.03 give rise to a Default under Section 10.01 with respect to payments of interest.

                  SECTION 2.04. Alternate Currency Loans . (a) Alternate Currency Commitment. Subject to and upon the terms and conditions set forth in this Agreement, each Bank severally agrees to make Alternate Currency Loans to the Company on any one or more Business Days on or after the date hereof and prior to the Maturity Date, up to an aggregate principal amount of Alternate Currency Loans (calculated in its Dollar equivalent) not exceeding at any one time outstanding an amount equal to such Bank's Alternate Currency Commitment; provided, however, in no event shall the aggregate outstanding principal amount of Conventional Loans, Discretionary Loans and Alternate Currency Loans (each calculated in its Dollar equivalent) made by any Bank exceed such Bank's Commitment; provided, further, that in no event shall the aggregate outstanding principal amount of all Alternate Currency Loans and Discretionary Loans made in a Discretionary Alternate Currency (each calculated in its Dollar equivalent) made by all

Banks exceed $500,000,000. Each Alternate Currency Borrowing shall be in an aggregate amount of not less than $3,000,000 (or the equivalent thereof in any Alternate Currency), and an integral multiple of $250,000 (or the equivalent thereof in any Alternate Currency). Each Alternate Currency Borrowing shall be made simultaneously from the Banks ratably according to their Pro Rata Shares of their respective Alternate Currency Commitments and shall consist of Eurocurrency Loans with the same Interest Period made in the same currency from each Bank. Within such limits and during such period, the Company may borrow, repay and reborrow under this Section 2.04(a) (including, without limitation, reborrowings for the sole purpose of refinancing any Loan). The Company hereby unconditionally promises to pay to the Administrative Agent for the account of each Bank the then unpaid principal amount of each Alternate Currency Loan on the Interest Payment Date for such Alternate Currency Loan. For purposes of this
Section 2.04(a) and all other provisions of this Article II, the equivalent in Dollars of any Alternate Currency or the equivalent in any Alternate Currency of Dollars shall be determined in accordance with Section 2.05(a). Each Alternate Currency Loan shall be a Loan evidenced in accordance with Section 2.01(b)(ii), shall constitute a Eurocurrency Loan which bears interest pursuant to Section 2.01(d)(iv) hereof and shall be repaid in the same currency in which it was made.

                  (b)      Alternate   Currency   Borrowing   Procedure.    Each
Alternate Currency Loan under this Section 2.04 shall be made on at least three Business Days' prior written or oral notice from the Company to the
Administrative Agent by 10:00 a.m. (New York, New York time) (and the Administrative Agent shall, upon receipt of such notice provide to each Bank prior oral or written notice by 3:00 p.m. (New York, New York time) on the date such notice is received by the Administrative Agent) ("Notice of Alternate Currency Borrowing"); provided, however, with respect to each oral Notice of Alternate Currency Borrowing, the Company shall deliver promptly to the Administrative Agent a confirmatory written Notice of Alternate Currency Borrowing, and upon receipt of such notice the Administrative Agent shall promptly notify each Bank of such notice. Each Notice of Alternate Currency Borrowing shall be irrevocable and shall specify: (i) the total principal amount of the proposed Alternate Currency Loan, (ii) the applicable Interest Period for such Alternate Currency Loan (which may not extend beyond the Maturity Date),
(iii) the Borrowing Date, (iv) the currency of such Borrowing and (v) the demand deposit account of the Company into which the funds with respect to such Alternate Currency Borrowing shall be deposited.

                  (c) Each Bank shall, before 11:00 a.m. (New York, New York time) on the date of each such Alternate Currency Borrowing, make available to the Administrative Agent in the case of a Borrowing in an Alternate Currency, at the office of Chase, its Affiliates or its correspondent banks, for such Alternate Currency (as such office shall have been notified by the Administrative Agent to the Banks reasonably prior thereto) in same day funds, such Bank's Pro Rata Share of such Alternate Currency Borrowing in such Alternate Currency. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article VII, the Administrative Agent will make such funds available to the Company at the demand deposit account of the Company designated by the Company in its Notice of Alternate Currency Borrowing.

                  SECTION 2.05. Currency Equivalents . (a) For purposes of the provisions of this Agreement, (i) the equivalent in Dollars of any Alternate Currency and (ii) the equivalent in any Alternate Currency of Dollars shall be determined by using the quoted spot rate at which Chase or any Affiliate of Chase offers to exchange Dollars for such Alternate Currency in New York City, at 10:00 a.m. (New York, New York time) two Business Days prior to the date on which such equivalent is to be determined pursuant to the provisions of this Agreement (subject to Section 4.01(c) with respect to calculation of the Commitment Fees and the Utilization Fee) and the Administrative Agent shall notify each affected Bank of such determination on such date. The equivalent in Dollars of each Loan made in an Alternate Currency shall be recalculated hereunder on each date that it shall be necessary to determine the unused portion of each Bank's Commitment or Alternate Currency Commitment, or the amount of any or all Loans outstanding on such date.

                  (b) In the event that there shall occur on or prior to the date of an Alternate Currency Borrowing any material adverse change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the opinion of the Majority Banks make it impracticable for the Eurocurrency Loans comprising such Alternate Currency Borrowing to be denominated in the Alternate Currency specified by the Company, then the Administrative Agent shall forthwith give notice thereof to the Company and the Banks, and such Loans shall not be denominated in such Alternate Currency but shall be made on the date of such Borrowing in Dollars as Alternate Base Rate Loans, unless the Company shall have notified the Administrative Agent at least two Business Days before such date that it elects not to borrow on such date.

                  SECTION 2.06. Discretionary Loans . (a) Each Bank may, in its sole discretion and on terms and conditions in writing satisfactory to it and the Company that are not inconsistent with the provisions of this Agreement, make additional Loans to the Company under its Commitment in Dollars, or in a Discretionary Alternate Currency, as the case may be, on any one or more Business Days on or after the date hereof and prior to the Maturity Date, which Discretionary Loans will be payable to the appropriate Bank upon such terms and conditions; provided, however, that the Company will not permit to remain outstanding any Discretionary Loans from any Bank, and no Bank will make any Discretionary Loans to the Company, if the aggregate principal amount of the Discretionary Loans and the Alternate Currency Loans (each calculated in its Dollar equivalent, as applicable) and the Conventional Loans payable to such Bank exceeds such Bank's Commitment. Should any Discretionary Loan be outstanding from any Bank on a date on which a Conventional Borrowing or an Alternate Currency Borrowing is to be made, such Conventional Borrowing or
Alternate Currency Borrowing shall be made available only if the Company has paid or shall simultaneously with the making of such Conventional Borrowing or Alternate Currency Borrowing, pay such portions of Discretionary Loans (including, without limitation, the payment of the amount of any losses payable pursuant to Section 2.01(f) actually incurred by such Bank as a result of such prepayment) as shall be necessary to make available a portion of each Bank's Commitment at least equal to such Bank's Pro Rata Share of such Conventional Borrowing or Alternate Currency Borrowing. No Discretionary Loan shall have a maturity date or interest period that extends beyond the Maturity Date. Each Bank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness to such Bank resulting from each Discretionary Loan made by such Bank. The entries made in the accounts maintained pursuant to this
Section 2.06 (a) shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Bank to maintain such accounts or any error therein shall not in any manner affect the obligation of the Company to repay the

Discretionary Loans in accordance with their terms. The Company hereby unconditionally promises to pay to each Bank the then unpaid principal amount of each Discretionary Loan made by such Bank on the earlier of the Maturity Date and the date on which such principal amount is due pursuant to the terms of such Discretionary Loan.

                  (b) Promptly upon written request of the Administrative Agent, each Bank will certify in writing the Borrowing Date, the principal amount in Dollars, or its Dollar equivalent if such Loan is in a Discretionary Alternate Currency, and the maturity date of any Discretionary Loans made during any period for which the Commitment Fees and the Utilization Fee under Section
4.01 are to be calculated. The Company agrees to certify to the Administrative Agent on or before each Quarterly Date the Borrowing Date, the principal amount in Dollars, or its Dollar equivalent if such Loan is in a Discretionary Alternate Currency, the maturity date and the lending Bank for all Discretionary Loans made during any period for which the Commitment Fees and the Utilization Fee under Section 4.01 are to be calculated.

                  SECTION 2.07. Obligations Several, Not Joint . The obligations of the Banks hereunder are several and not joint. The failure of any Bank to make the Loan to be made by it as part of any borrowing shall not relieve any other Bank of its obligation to make its Loan on the date of such borrowing, and no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any borrowing.

                  SECTION 2.08. Replacement of Banks . If any Bank requests compensation under Section 2.03, or if the Company is required to pay any additional amount to any Bank or any governmental authority for the account of any Bank pursuant to Section 2.02, or if any Bank defaults in its obligation to fund Loans hereunder, then the Company may, at its sole expense and effort, upon notice to such Bank and the Administrative Agent, require such Bank to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 13.07), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Bank, if a Bank accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld and (ii) such Bank shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee or the Company. A Bank shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Bank or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.


                                   ARTICLE II

                       Optional and Required Prepayments;
                      Interest Payment Date; Other Payments

                  SECTION 3.01. Optional Prepayments . Loans may be prepaid in whole or from time to time in part at the option of the Company on any Business Day, without premium or penalty, notwithstanding that such Business Day is not an Interest Payment Date, provided that:

                  (a) losses, if any, incurred by any Bank under Section 2.01(f) shall be payable with respect to each such prepayment of any such CD Rate Loan, Eurodollar Loan or Eurocurrency Loan; and

                  (b) all partial prepayments shall be in an aggregate principal amount of at least $2,000,000 and an integral multiple of $100,000, or the Dollar equivalent in an Alternate Currency, as the case may be; and

                  (c) the Company shall give the Administrative Agent not less than one full Business Day's prior oral or written notice of each prepayment of any Eurodollar Loans, Eurocurrency Loans or CD Rate Loans, or any portion thereof, and notice to the Administrative Agent not less than 10:00 a.m. (New York, New York time) on the same day of the prepayment of Alternate Base Rate Loans, or any portion thereof, proposed to be made pursuant to this Section 3.01, specifying the aggregate principal amount of the Loans to be prepaid and the prepayment date; provided, however, with respect to each oral notice of a prepayment, the Company shall deliver promptly (and in any event, no later than two Business Days after the giving of such oral notice) to the Administrative Agent a confirmatory written notice of such proposed prepayment. The Administrative Agent shall promptly notify the Banks of the principal amount to be prepaid and the prepayment date. Notice of such prepayment shall be irrevocable and having been given as aforesaid, the principal amount specified in such notice, together with accrued and unpaid interest thereon to the date of prepayment, shall become due and payable on such prepayment date, and the provisions of
         Section 2.01(f) shall be applicable. The Company shall have no optional right to prepay the principal amount of any Loan other than as provided in this Section 3.01.

                  SECTION 3.02. Required Prepayments . (a) If the Company shall reduce or terminate the respective Commitments of the Banks pursuant to Section 4.02, it will prepay to each Bank on the effective date of any such reduction or termination:

                  (i) in the case of a reduction of the Commitments, that part of such unpaid principal amount outstanding of the Conventional Loans, the Alternate Currency Loans and the Discretionary Loans, each calculated in its Dollar equivalent, as applicable, held by such Bank that exceeds the amount of the Commitment of such Bank immediately after such reduction and that part of such unpaid principal amount outstanding of the Alternate Currency Loans calculated in its Dollar equivalent held by such Bank that exceeds the amount of the Alternate Currency Commitment of such Bank immediately after giving effect to such reduction; and

                  (ii) in the case of termination of the Commitments, the entire unpaid principal amount of the Conventional Loans, the Alternate Currency Loans and the Discretionary Loans, each calculated in its Dollar equivalent, as applicable;

together, in each case, with accrued and unpaid interest on the amount being so prepaid and all other amounts accrued and owing under this Agreement on such date.

                  (b) (i) If on any Borrowing Date the principal amount outstanding of the Conventional Loans, Discretionary Loans and Alternate Currency Loans (calculated in its Dollar equivalent), as the case may be, made to the Company by any Bank shall exceed the Commitment of such Bank, or the Alternate Currency Loans (calculated in its Dollar equivalent) shall exceed the Alternate Currency Commitment of such Bank, the Company shall promptly pay to such Bank an amount equal to such excess, together with accrued and unpaid interest on the amount so prepaid and all other amounts accrued and owing under this Agreement on such date; and

                  (ii) if during any Prepayment Period the Company or any of its Restricted Subsidiaries shall (A) sell, assign, transfer or otherwise dispose of any Cash Flow Producing Asset (other than (i) dispositions of inventory in the ordinary course of business or (ii) sales or transfers of capital stock or assets to the Company or a Restricted Subsidiary) or (B) incur Debt for borrowed money (other than (i) Debt incurred under this Agreement, the 364-Day Agreement or outstanding commercial paper in respect of which
Commitments under this Agreement or the 364-Day Agreement are used to provide backup liquidity and (ii) Debt incurred to finance the purchase by the Company or its Restricted Subsidiaries of assets or capital stock (other than capital stock of the Company or its Restricted Subsidiaries) not otherwise provided for in the Company's annual capital expenditure budget or Debt incurred to refinance such Debt), then the Company or such Restricted Subsidiary shall promptly apply an amount equal to 50% of the Net Cash Proceeds of such sale, assignment, transfer, disposition or incurrence to the prepayment of Loans under this Agreement and the 364-Day Credit Agreement and the Commitments under this Agreement and the 364-Day Credit Agreement shall be reduced by the respective amounts so prepaid thereunder; provided, that if in connection with the disposition of any such capital stock or Cash Flow Producing Asset, the Company shall advise the Administrative Agent that it intends to use the Net Cash Proceeds of such disposition to acquire Cash Flow Producing Assets to be owned by the Company or a Restricted Subsidiary, then (i) the Commitments will not be reduced as required by this Section 3.02(b)(ii) to the extent the amount prepaid or a portion thereof shall have been reborrowed within 12 months after the date of such disposition and used to acquire such Cash Flow Producing Assets, and
(ii) during such 12 month period an amount of the Commitments equal to the amount so prepaid will be restricted and the Company will be entitled to reborrow such amount as provided herein only upon a certification to the Administrative Agent that the proceeds of such borrowing will be promptly applied to acquire such Cash Flow Producing Assets; and provided further that prepayments and reductions required under clause (B) shall be made only at each time that the aggregate amount of payments and reductions required but not made shall equal an amount not less than $50,000,000, at which time Loans shall be prepaid and Commitments reduced in such aggregate amount.

                  (c) Notwithstanding the foregoing, (i) no prepayment shall be required under Section 3.02(b)(ii) with respect to an aggregate of $10,000,000 of Net Cash Proceeds and (ii) in the event any prepayment required by Section 3.02(b)(ii) to be made under this Agreement and the 364-Day Credit Agreement shall be in an amount less than $2,000,000, such prepayment may be deferred until the aggregate amount of the prepayments deferred in reliance on this provision and the corresponding provision of the 364-Day Credit Agreement shall exceed $2,000,000, at which time all such prepayments shall be promptly made and the Commitments correspondingly reduced (except as otherwise provided in Section 3.02(b)(ii)). In the event any prepayment required by Section 3.02(a) or Section 3.02(b) with respect to any Loan would become due on a date that is not an Interest Payment Date and as a result thereof the Company would incur liabilities under Section 2.01(f), the Company shall make such prepayment to the Administrative Agent on the due date; provided, however, that interest shall continue to accrue on any Loan so prepaid and shall be paid by the Company to the Administrative Agent on the applicable Interest Payment Date. So long as no Default or Event of Default shall occur or shall have occurred and be continuing, the Administrative Agent shall hold the proceeds of such prepayment for the benefit of the Banks, in an interest bearing account, until such time as such proceeds can be applied towards payment of the Loans in accordance with the provisions of this Agreement without resulting in any liability to the Company under Section 2.01(f). All interest which may accrue on such amounts so held in escrow shall be held by the Administrative Agent for the benefit of the Company.

                  (d) All prepayments made pursuant to the provisions of this Section 3.02 shall be applied, (i) in the case of Conventional Loans, first, towards payment of all Alternate Base Rate Loans, as the Company directs, and secondly, and subject to the provisions of Section 2.01(f), towards payment of the appropriate amount of CD Rate Loans and Eurodollar Loans, as the Company directs and (ii) in the case of Alternate Currency Loans, and subject to the provisions of Section 2.01(f), towards payment of all Eurocurrency Loans. The Company shall have no right to reborrow any amount prepaid under Section 3.02(a) or, except as expressly provided therein, Section 3.02(b)(ii).

                  SECTION 3.03. Interest Payment Date . The Company shall repay the principal amount of each Loan on the Interest Payment Date, or if earlier, the Maturity Date, for such Loan; provided that, the Company may reborrow in accordance with Section 2.01(a), Section 2.01(b), Section 2.04 or Section 2.06 for the purpose of refinancing any Loan. All principal payments of Loans shall be accompanied by accrued and unpaid interest on the principal amount being repaid to the date of payment.

                  SECTION 3.04. Place, etc. of Payments and Prepayments . (a) All payments and prepayments made in accordance with the provisions of this Agreement (other than with respect to Alternate Currency Loans and Discretionary Loans made in a Discretionary Alternate Currency) in respect of the Commitment Fees or the Utilization Fee and the Administrative Agent's fee and of principal of and interest on the Loans (other than with respect to Discretionary Loans) shall be made to the Administrative Agent in Dollars at its office at 270 Park Avenue, New York, New York 10017, in immediately available funds for the accounts of the Banks. All payments and prepayments made in accordance with the provisions of this Agreement in respect of the Alternate Currency Loans shall be made in the applicable Alternate Currency to the Administrative Agent at such office of Chase, its Affiliates or its correspondents, as shall be from time to time selected by the Administrative Agent and notified by the Administrative
Agent to the Company and the Banks. The Administrative Agent will promptly distribute to the Banks, in accordance with each Bank's Pro Rata Share as to all Loans (other than Discretionary Loans), in immediately available funds, the amount of principal, interest, Commitment Fees and Utilization Fees received by the Administrative Agent for the account of the Banks; provided that if interest shall accrue on any Loan at a rate different from the rate applicable to any other Loan, payment and distribution of interest shall be based on the respective accrual rates applicable to such Loan. Any payment to the Administrative Agent for the account of a Bank under this Agreement shall constitute payment by the Company to such Bank of the amounts so paid to the Administrative Agent, and any Loan or portions thereof so paid shall not be considered outstanding for any purpose after the date of such payment to the Administrative Agent. Any amount payable by the Administrative Agent to the Banks under this Agreement in the currency of a Participating Member State shall be paid in the Euro Unit.

                  (b) Payments by the Administrative Agent Generally. With respect to the payment of any amount denominated in the Euro or in a National Currency Unit, the Administrative Agent shall not be liable to the Company or any of the Banks in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Administrative Agent if the Administrative Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in the Euro Unit or, as the case may be, in a National Currency Unit) to the account with the bank in the principal financial center in the Participating Member State which the Company or, as the case may be, any Bank shall have specified for such purpose. In this paragraph (b), "all relevant steps" means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Administrative Agent may from time to time determine for the purpose of clearing or settling payments of the Euro.

                  SECTION 3.05. Basis of Accrual . If the basis of accrual of interest or fees expressed in this Agreement with respect to the currency of any state that becomes a Participating Member State shall be inconsistent with any convention or practice in the London Interbank Market for the basis of accrual of interest or fees in respect of the Euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a Participating Member State; provided that if any Loan in the currency of such state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Loan, at the end of the then current Interest Period for such Loan.

                  SECTION 3.06. Rounding and Other Consequential Changes. Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU Legislation and without prejudice to the respective liabilities of the Company to the Banks and the Banks to the Company under or pursuant to this Agreement:

                  (i) each reference in this Agreement to a minimum amount (or an integral multiple thereof) in a National Currency Unit to be paid to or by the Administrative Agent shall be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the Euro Unit as the Administrative Agent may from time to time specify; and

                  (ii) except as expressly provided in this Section 3.06, each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to the Euro in Participating Member States.

                                   ARTICLE IV

                         Fees; Reduction of Commitments

                  SECTION 4.01. Commitment Fees; Utilization Fee . (a) The Company agrees to pay to the Administrative Agent for the account of each Bank in Dollars, commitment fees ("Commitment Fees"), computed on a daily basis of a year of 365 or 366 days, as the case may be, from the date of this Agreement to and including the Maturity Date at a rate per annum equal to the applicable Margin Percentage from time to time in effect on the daily average unused amount of the Commitment of such Bank (taking into account all Conventional Loans, Alternate Currency Loans and Discretionary Loans, of such Bank outstanding on the dates covered by such calculation). Each such Commitment Fee shall be payable on or before the fifteenth day following each Quarterly Date and on the Maturity Date or on such earlier date as the Commitment of such Bank shall terminate pursuant to the terms of this Agreement.

                  (b) For any day from the date of this Agreement to and including the Maturity Date on which the sum of the Loans outstanding under this Agreement (including all outstanding Discretionary Loans) exceeds 50% of the aggregate Commitments hereunder, the Company shall pay to the Administrative Agent for the account of each Bank, in Dollars, a utilization fee ("Utilization Fee") which shall accrue at the rate of .10% per annum on the aggregate amount of such Bank's outstanding Loans (excluding Discretionary Loans) on such day. Each such Utilization Fee shall be payable on or before the fifteenth day following each Quarterly Date and on the Maturity Date or on such earlier date as the Commitments shall terminate pursuant to the terms of this Agreement. All Utilization Fees shall be computed on the basis of a year of 365 days (or 366 days in the case of a leap year) and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (c) For purposes of determining the unused portion of each Bank's Commitment solely in order to calculate the Commitment Fees under Section 4.01(a) and the Utilization Fee under Section 4.01(b), the equivalent in Dollars of each Eurocurrency Loan made by such Bank in an Alternate Currency, as determined in accordance with Section 2.05 (provided that the calculation shall be made two Business Days prior to the Borrowing Date with respect to such Loan, rather than at the date specified in Section 2.05) shall be the amount of such Bank's Commitment used in connection with such Loan, and no further adjustments shall be made with respect to the unused portion of such Bank's Commitment based upon fluctuations thereafter in the value of the Alternate Currency of such Loan.

                  SECTION 4.02. Reduction or Termination of Commitments . The Company may at any time or from time to time reduce ratably in proportion to their respective Commitments or terminate in whole, the respective Commitments of the Banks hereunder by giving not less than five full Business Days' prior written notice to such effect to the Administrative Agent; provided that any partial reduction shall be in an aggregate amount of not less than $3,000,000 and an integral multiple of $250,000; provided, further, that the Commitments may not be reduced to an amount less than the aggregate principal amount of Discretionary Loans and Conventional Loans (and the Alternate Currency Commitments may not be reduced as provided below to an amount less than the aggregate principal amount of the outstanding Alternate Currency Loans and the Discretionary Loans made in a Discretionary Alternate Currency, each calculated in its Dollar equivalent) outstanding at such time, unless simultaneously therewith the Company shall make a prepayment in accordance with Section 3.02(a) hereof. In the event of any prepayment of the Loans outstanding hereunder pursuant to Section 3.02(b)(ii), the Commitments shall be ratably reduced by the amount of such prepayment to the extent provided in Section 3.02(b)(ii). Any reduction of the Commitments pursuant to this Section 4.02 shall reduce the Alternate Currency Commitments proportionately; provided, that in no event shall the Alternate Currency Commitments be reduced to an amount less than the lesser of (a) $300,000,000 and (b) the aggregate amount of the Commitments. The Administrative Agent shall promptly notify each Bank of its Pro Rata Share of and of the date of each reduction of the Commitments. After each such reduction, the Commitment Fees owing to each Bank shall be calculated upon the Commitment of such Bank as so reduced. In the event of acceleration of the maturity date of any Loan, the Commitments hereunder of the Banks shall thereupon automatically terminate without notice. Each reduction or any termination of the Commitments hereunder shall be irrevocable.

                                    ARTICLE V

                             Application of Proceeds

                  The Company agrees that the proceeds of the Loans hereunder shall be used by the Company for general corporate purposes, including the repayment of maturing commercial paper.

                                   ARTICLE VI

                         Representations and Warranties

                    The Company represents and warrants that:

                  SECTION 6.01. Organization; Qualification; Subsidiaries. The Company and each Subsidiary (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization,
(ii) has the corporate or organizational power to own its properties and to carry on its business as now conducted, and (iii) is duly qualified to do business and is in good standing in every jurisdiction where failure to be duly qualified would materially and adversely affect the business, properties or financial condition of the Company and its Subsidiaries on a consolidated basis or the ability of the Company to perform its obligations under this Agreement. Attached hereto as Exhibit 6.01 is a correct and complete list setting forth, as of the date of this Agreement: (A) the name of each Subsidiary, (B) the title and number of such outstanding shares, if any, owned by Persons other than the Company or any Subsidiary, (C) the name and address of each such other Person, and (D) whether such Subsidiary is a Restricted or Unrestricted Subsidiary. All shares of capital stock of Restricted Subsidiaries owned by the Company or any Restricted Subsidiary are owned thereby free and clear of all liens, claims and encumbrances.

                  SECTION 6.02. Financial Statements. The Company has furnished each Bank with the consolidated financial statements for the Company and its Subsidiaries as at and for its fiscal year ended December 31, 1999, accompanied by the opinion of

Deloitte & Touche, and quarterly consolidated financial statements as at and for the period ended June 30, 2000. Such statements have been prepared in conformity with GAAP consistently applied throughout the period involved, except as may be explained in such opinion. Such statements fairly present the financial condition of the Company and its Subsidiaries on a consolidated basis and the results of its and their operations as at the dates and for the periods indicated. There has been no material adverse change in the financial condition or the business or properties of the Company and its Subsidiaries on a consolidated basis since June 30, 2000; provided, however, that for purposes of this sentence, the provisions of the Cable Television Consumer Protection and Competition Act of 1992 and the Telecommunications Act of 1996 and the regulations adopted by the FCC pursuant to such statutes that are in effect as of the date hereof shall not be considered.

                  SECTION 6.03. Actions Pending.  Except as disclosed in Exhibit
6.03 attached hereto, there is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary before any court or administrative agency or other governmental authority which might (although in the opinion of the Company such actions, suits and proceedings would not reasonably be expected to) result in any material adverse change in the business, properties or financial condition of the Company and its Subsidiaries on a consolidated basis or impair the ability of the Company to perform its obligations under this Agreement.

                  SECTION 6.04. Default. Neither the Company nor any Subsidiary is (i) in default under the provisions of any instrument evidencing any Debt or any other liability, contingent or otherwise, or of any agreement relating thereto or (ii) in default under or in violation of any order, writ, injunction or decree of any court, or in default under or in violation of any order, regulation or demand of any governmental instrumentality, other than for such defaults or violations under clauses (i) and (ii) above which taken in the aggregate do not materially and adversely affect the business, properties or financial condition of the Company and its Subsidiaries on a consolidated basis or impair the ability of the Company to perform its obligations under this Agreement.

                  SECTION 6.05. Title to Assets. The Company and each Restricted Subsidiary (i) have good and marketable title to their respective real property assets and (ii) good title to their respective personal property assets, in each case, subject to no liens, security interests or other encumbrances except those permitted by Section 9.01.

                  SECTION 6.06. Payment of Taxes. The Company and each Subsidiary have filed all Federal and state income and franchise tax returns, or extensions therefor, which, to the knowledge of the officers thereof, are required to be filed and have paid all taxes shown on said returns and all assessments which are due. The Company and its officers know of no claims by any governmental authority for any unpaid taxes which claims in the aggregate could reasonably be expected to result in a material and adverse effect on the business, properties or financial condition of the Company and its Subsidiaries on a consolidated basis.

                  SECTION 6.07. Conflicting or Adverse Agreements or Restrictions. Neither the Company nor any Subsidiary is a party to any contract or agreement or subject to any restriction which materially and adversely affects the business, properties or financial condition of the Company and its Subsidiaries on a consolidated basis.

Neither the execution nor delivery of this Agreement nor compliance with the terms and provisions hereof or of any instruments required hereby will be contrary to the provisions of, or constitute a default under, (i) the charter or by-laws of the Company or any Subsidiary or (ii) any law or any regulation, order, writ, injunction or decree of any court or governmental authority or any material agreement to which the Company or any Subsidiary is a party or by which it is bound or to which it is subject if such noncompliance or defaults referred to in this clause (ii) could in the aggregate have a material adverse effect on the business, properties or financial condition of the Company and its Subsidiaries on a consolidated basis or impair the ability of the Company to perform its obligations under this Agreement.

                  SECTION 6.08. Purpose of Loans. Neither the Company nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. This Agreement and the transactions contemplated hereby comply in all respects with Regulations U, T and X and all other regulations of the Board of Governors of the Federal Reserve System. Neither the Company nor any agent acting on its behalf has taken or will take any action which would cause this Agreement to violate Regulation U, T or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as in effect now or as the same may hereafter be in effect on the date of any Loan.

                  SECTION 6.09. Authority; Validity. The Company has the corporate power and authority to make and carry out this Agreement and the transactions contemplated herein, to make the borrowings provided for herein and to perform its obligations hereunder; and all such action has been duly authorized by all necessary corporate proceedings on its part. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights and general principles of equity.

                  SECTION 6.10. Consents or Approvals. No order, consent, approval, license, authorization or validation of any governmental authority and no registration or filing with or notice to any governmental authority is necessary to authorize or permit, or is required in connection with, the execution and delivery of this Agreement, the making of borrowings pursuant hereto or the performance of the obligations of the Company hereunder.

                  SECTION 6.11. Compliance with Law. Neither the Company nor any of its Subsidiaries are in violation of any Federal, state or local laws or orders affecting the Company or any Subsidiary or any of their businesses and operations which taken alone, or in the aggregate, could reasonably be expected to have a material and adverse effect on the business, properties or financial condition of the Company and its Subsidiaries, on a consolidated basis, or could reasonably be expected to impair the ability of the Company to perform its obligations under this Agreement. Neither the Company nor any Subsidiary has failed to obtain any license, permit, franchise, consent or authorization of any governmental authority necessary to the ownership of its properties or the operation of its business, which failure could reasonably be expected to have a material and adverse effect on the business, properties or financial condition of the Company and its

Subsidiaries on a consolidated basis or could reasonably be expected to impair the ability of the Company to perform its obligations under this Agreement.

                  SECTION 6.12. ERISA. The Company and its Subsidiaries are in compliance in all material respects with the applicable provisions of ERISA. Neither the Company nor any Subsidiary, taken individually or in the aggregate, has incurred any material accumulated funding deficiency within the meaning of ERISA or Section 4971 of the Internal Revenue Code of 1986, as amended, or has incurred any material liability to the Pension Benefit Guaranty Corporation established under ERISA, or any successor thereto under ERISA (the "PBGC"), in connection with any Plan. None of the Company, any Subsidiary or any member of a "controlled group of corporations" or "combined group of trades or businesses under common control" as such terms are defined, respectively, in Sections 414(b) and (c) of the Internal Revenue Code of 1986, as amended, is required to contribute to any "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA) or has withdrawn from any multiemployer plan where such contribution obligation or withdrawal has resulted or could result in any "withdrawal liability" (as such term is defined in Section 4201 of ERISA) which could reasonably be expected to have a Materially Adverse Effect.

                  SECTION 6.13. Investment Company Act. Neither the Company nor any Subsidiary (i) is an investment company as that term is defined in the Investment Company Act of 1940, as amended, (ii) directly or indirectly controls or is controlled by a company which is an investment company as that term is defined in the Investment Company Act of 1940, as amended, or (iii) is otherwise subject to regulation under the Investment Company Act of 1940, as amended.

                  SECTION 6.14. Disclosure. All material information furnished by or on behalf of the Company in writing to the Administrative Agent or any Bank pursuant to the terms of this Agreement (a) in the Confidential Information Memorandum dated September 2000 or (b) after the date hereof and, in either case, concerning the historical operations of the Company, did not or will not, as the case may be, when made, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were or are made, not materially misleading.

                  SECTION 6.15. Material Franchise Agreements. The Franchise Agreements in effect as of the date hereof are described on Exhibit 6.15 attached hereto. With respect to the Material Franchise Agreements, except as set forth on Exhibit 6.15 hereto:

                  (a) the Material Franchise Agreements are legal, valid and binding agreements of the Company or a Subsidiary of the Company and to the Company's knowledge, each other party thereto and are in full force and effect, except to the extent that certain Material Franchise Agreements may have expired in accordance with their terms as of the date this representation and warranty is made or deemed made;

                  (b) neither the Company nor any Subsidiary of the Company is materially in default or breach of (with or without the giving of notice or passage of time, and no franchisor has asserted in writing that the

         Company or a Subsidiary of the Company is materially in default or breach of (with or without the giving of notice or passage of time)), the Material Franchise Agreements;

                  (c) to the Company's knowledge, the other parties to the Material Franchise Agreements are not materially in violation thereof, and

                  (d) neither the Company nor any Subsidiary of the Company has waived any rights under the Material Franchise Agreements where such waiver would have a material adverse effect on the business, properties or financial condition of the Company and its Subsidiaries on a consolidated basis.

                  SECTION  6.16.  Insurance.  The  Company  and each  Subsidiary maintains insurance of such types as is usually carried by corporations of established reputation engaged in the same or similar businesses and similarly situated with financially sound and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdiction in which its operations are carried on) and in such amounts (and with co-insurance and deductibles) as such insurance is usually carried by corporations of established reputation engaged in the same or similar businesses and similarly situated.

                  SECTION 6.17. Quality of CATV Systems. The materials and workmanship used in the construction and operation of the CATV Systems are of sufficient quality to conform in all material respects with applicable standards and regulations of the FCC or any other appropriate governmental or regulatory authority.

                  SECTION 6.18. Environmental and Safety Matters. The Company and each Subsidiary have complied in all material respects with all Federal, state, local and other statutes, ordinances, orders, judgments, rulings and regulations relating to environmental pollution or to environmental regulation or control or to employee health or safety. To the best knowledge of the Company's executive officers, neither the Company nor any Subsidiary has received notice of any material failure so to comply. The Company's and the Subsidiaries' plants do not manage any hazardous wastes, hazardous substances, hazardous materials, toxic substances, toxic pollutants or substances similarly denominated, as those terms or similar terms are used in the Resource
Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, the Clean Air Act, the Clean Water Act or any other applicable law relating to environmental pollution or employee health and safety generally, in violation in any material respect of any law or any regulations promulgated pursuant thereto. The Company is aware of no events, conditions or circumstances involving environmental pollution or contamination or employee health or safety that could reasonably be expected to result in a material adverse effect on the business, properties or financial condition of the Company and its Subsidiaries on a consolidated basis.

                                   ARTICLE VII

                                   Conditions

                  SECTION 7.01. Conditions Precedent to Closing. The obligations of the Banks to extend credit hereunder is subject to the satisfaction of the following conditions:

                  (a) the Administrative Agent shall have received executed counterparts of this Agreement which, when taken together, bear the signatures of each of the parties hereto;

                  (b) the Administrative Agent shall have received on behalf of the Banks all such evidence as it shall reasonably have requested as to the corporate power and authority of the Company to enter into and borrow under this Agreement and to perform its obligations hereunder;

                  (c) the Administrative Agent shall have received on behalf of the Banks (i) from Counsel and Special FCC Counsel for the Company, their opinions, dated the date hereof, substantially in the forms attached hereto as Exhibit 7.01(c)(i) and (ii) from Counsel for the Administrative Agent, its opinion, dated the date hereof, substantially in the form attached hereto as Exhibit 7.01(c)(ii);

                  (d) the Administrative  Agent shall have received on behalf of
         the  Banks  an   Officer's   Certificate,   dated   the  date   hereof,
         substantially in the form attached hereto as Exhibit 7.01(d);

                  (e) no Default shall have occurred and be continuing or shall occur after giving effect to the Company's execution of this Agreement;

                  (f) after giving effect to the Company's execution of this Agreement, the representations and warranties made by the Company in
         Article VI (except those that expressly relate to a prior date) shall be true in all material respects on and as of the date hereof;

                  (g) the Administrative Agent shall have received all fees and other amounts payable in connection with this Agreement on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder; and

                  (h) the Existing Credit Agreements shall have been terminated and the principal of and interest accrued on all loans thereunder and all other amounts due and payable thereunder shall have been paid.

                  SECTION 7.02. Conditions Precedent to Each Borrowing. The obligation of the Banks to fund each Borrowing (including, without limitation, the initial Borrowing after the date of this Agreement) is subject to the following:

                  (a) No Event of Default shall have occurred and be continuing or shall occur after giving effect to such Borrowing and the application of the proceeds thereof, and each Borrowing shall be deemed to constitute a representation and warranty by the Company on the applicable Borrowing Date to such effect.

                  (b) The Administrative Agent shall have received by telecopy, or otherwise, the Notice of Conventional Borrowing required by Section 2.01(b) or Notice of Alternate Currency Borrowing required by Section 2.04(b).

                  (c) The Company shall have delivered to the Administrative Agent and each Bank such certificates and other documents as are otherwise required under this Agreement.

                  SECTION 7.03. Conditions Precedent to Borrowings that Increase Principal Outstanding. The obligation of the Banks to fund each Loan (including, without limitation, the initial Loans to be made by the Banks to the Company hereunder after the date of this Agreement), which has the effect of increasing the aggregate outstanding principal amount of Loans of any Bank on the applicable Borrowing Date is subject, in addition to the conditions set forth in
Section 7.02, to the following conditions:

                  (a) After giving effect to such Borrowing and the application of the proceeds thereof, the representations and warranties contained in Article VI, other than the representations and warranties made by the Company in the last sentence of Section 6.02 and in Sections 6.03 and 6.04 and those that expressly relate to a prior date, shall be true in all material respects on and as of the particular Borrowing Date as though made on and as of such date and each such Borrowing shall be deemed to constitute a representation and warranty by the Company on the applicable Borrowing Date as to the matters set forth in Article VI (other than the representations and warranties made by the Company in the last sentence of Section 6.02 and in Sections 6.03 and 6.04 and those that expressly relate to a prior date).

                  (b) Except as otherwise set forth therein, or in certificates accompanying such financial statements, the most recent financial statements delivered to the Banks pursuant to Section 8.02 shall fairly present the financial condition of the Company and its Subsidiaries on a consolidated basis and the results of its and their operations as at the dates and for the periods indicated. Each such Borrowing shall be deemed to constitute a representation and warranty by the Company on the applicable Borrowing Date to such effect.

                  (c) No Default shall have occurred and be continuing or shall occur after giving effect to such Borrowing and the application of the proceeds thereof, and each Borrowing shall be deemed to constitute a representation and warranty by the Company on the applicable Borrowing Date to such effect.

                  (d) The Company shall have delivered to the Administrative Agent and each Bank such certificates and other documents as are otherwise required under this Agreement.

                  SECTION 7.04. Conditions Precedent to the Initial Borrowing After the Effectiveness of this Agreement . The obligation of the Banks to fund the initial Conventional Loan and, unless otherwise agreed, the initial Discretionary Loan on or after the date of this Agreement is subject, in addition to the conditions set forth above, to the following condition:

                  No material adverse change shall have occurred in the financial condition or the business, operations or properties of the Company and its Subsidiaries on a consolidated basis since June 30, 2000.

                                  ARTICLE VIII

                              Affirmative Covenants

                  The Company covenants and agrees that, until payment in full of the obligations and termination of the Commitments hereunder, the Company will:

                  SECTION 8.01. Certain Financial Covenants. Maintain at all times during each period set forth below:

                  (a) a Leverage Ratio of not more than the ratio set forth opposite such period:

                         Period                                   Ratio

Closing Date through and including December 31, 2000           6.0 to 1.0

January 1, 2001 through and including December 31, 2001        5.5 to 1.0

January 1, 2002 and thereafter                                 5.0 to 1.0;   and

                  (b) a ratio of Pro-forma Consolidated Annualized Operating Cash Flow to Consolidated Annualized Interest Expense of not less than
         2.0 to 1.0 at any time.

                  SECTION 8.02. Financial Statements and Information. Deliver to each of the Banks in duplicate:

                  (a) as soon as available, and in any event within 90 days, after the end of each fiscal year (i) a copy of the consolidated annual audited financial statements of the Company and its Subsidiaries for such fiscal year containing a balance sheet, an income statement, a statement of shareholders' equity and a consolidated statement of cash flows, all in reasonable detail, together with the unqualified opinion of Deloitte & Touche or another independent certified public accountant of recognized standing satisfactory to the Banks, that such statements have been prepared in accordance with generally accepted accounting principles, consistently applied, except as may be explained in such opinion, and fairly present the financial condition of the Company and its Subsidiaries on a consolidated basis and the results of its and their operations as at the dates and for the periods indicated and (ii) at the request of the Administrative Agent, a copy of the reconciliation sheet, certified by the chief financial officer of the Company, setting forth the adjustments required to the consolidated audited financial statements of the Company and its Subsidiaries referred to above in this paragraph (a) in order to arrive at the consolidated financial statements of the Company and its Restricted Subsidiaries;

                  (b)  as soon as  available,  and in any  event within 60 days, after the end of each of the first three quarterly accounting periods in each fiscal year (i) a copy of the consolidated unaudited financial statements of the Company and its Subsidiaries as at the end of such quarter and for the period then ended, containing a balance sheet, an income statement, a statement of shareholders' equity and a consolidated statement of cash flows, all in reasonable detail and certified by a financial officer of the Company to have been prepared in accordance with GAAP, consistently applied (subject to year end audit adjustments and except for the absence of footnotes), except as may be explained in such certificate, and as fairly presenting the financial condition of the Company and its Subsidiaries on a consolidated basis and the results of its and their operations as at the dates and for the periods indicated and (ii) a copy of the reconciliation sheet, certified by the chief financial officer of the Company, setting forth the adjustments required to the consolidated quarterly financial statements of the Company and its Subsidiaries referred to above in this paragraph (b) in order to arrive at the consolidated financial statements of the Company and its Restricted Subsidiaries;

                  (c) promptly after the filing thereof, copies of all statements and reports filed with the Securities and Exchange Commission other than Form S-8 registration statements and other reports relating to employee benefit plans, supplements to registration statements relating solely to the pricing of securities offerings for which registration statements were previously filed and delivered and Forms D;

                  (d) promptly after any officer of the Company obtains knowledge of an Event of Default or Default, an Officer's Certificate specifying the nature of such Event of Default or Default, the period of existence thereof, and what action the Company has taken and proposes to take with respect thereto;

                  (e) promptly upon the Company's or any Subsidiary's receipt thereof, copies of all notices received from the FCC regarding the termination, cancelation, revocation or taking of any other adverse action with respect to any Material FCC Licenses;

                  (f) promptly upon the Company's or any Subsidiary's receipt thereof, copies of any notice received from any franchisors regarding the termination, cancelation or revocation of Franchise Agreements in connection with CATV Systems constituting 20% or more at any time of aggregate Basic Subscribers of the Company and its Subsidiaries;

                  (g) together with the delivery of the financial statements required under clauses (a) and (b) of this Section 8.02, the Company shall deliver to the Administrative Agent a report setting forth with respect to the Company and its Subsidiaries (i) the number of Homes Passed by cable, (ii) the number of Basic Subscribers, and (iii) the number of Pay Units, in each case as of the end of the preceding fiscal quarter or fiscal year, as the case may be; and

                  (h) promptly after request, such additional financial or other information as the Administrative Agent or any Bank acting through the Administrative Agent may reasonably request from time to time.

                  All  financial  statements  specified  in clauses  (a) and (b)
above shall be furnished with comparative consolidated figures for the corresponding period in the preceding year. Together with each delivery of financial statements required by clauses (a) and (b) above, the Company will deliver to each Bank (i) such schedules, computations and other information as may be required to demonstrate that the Company is in compliance with its covenants in Sections 8.01, 9.01(g), 9.02, 9.03 and 9.06 or reflecting any non-compliance therewith as at the applicable date, and (ii) an Officer's Certificate stating that there exists no Event of Default or, to the knowledge of such officer, any Default, or, if any such Event of Default or, to the knowledge of such officer, any Default exists, stating the nature thereof, the period of existence thereof, and what action the Company has taken and proposes to take with respect thereto. Together with each delivery of financial statements required by clause (a) above, the Company will deliver to each Bank a written statement of said accountants that, in making the audit necessary to the certification of such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if such accountants shall have obtained knowledge of any Event of Default or Default, they shall specify the nature and period of existence thereof in such statement; provided, that such accountants shall not be liable directly or indirectly to any Bank for failure to obtain knowledge of any Event of Default or Default. Each Bank is authorized to deliver a copy of any financial statement delivered to it to any regulatory body having jurisdiction over it and to any other Person as may be required by applicable law, rules and regulations.

                  SECTION  8.03.  Existence,  Laws,  Obligations.  Maintain  its
corporate existence, comply and cause its Subsidiaries to comply, in all respects material to the financial condition, business and properties of the Company and its Subsidiaries on a consolidated basis, with all applicable laws and regulations and pay and cause its Subsidiaries to pay all taxes, assessments, governmental charges and other obligations which if unpaid might become a lien against the Property of the Company or a Subsidiary, except liabilities being contested in good faith by appropriate proceedings.

                  SECTION 8.04. Notice of Litigation and Other Matters. Promptly notify the Administrative Agent in writing of (i) any action, suit or proceeding pending or to the knowledge of the Company threatened, before any governmental authority (including, without limitation, any bankruptcy or similar proceeding by or against the Company or any Subsidiary) which, in the reasonable view of the Company, if adversely determined or during the pendency thereof, would materially impair the ability of the Company and its Subsidiaries on a consolidated basis to carry on their businesses substantially as now being conducted or would materially and adversely affect the financial condition, business, operations or properties of the Company and its Restricted Subsidiaries on a consolidated basis or would impair the ability of the Company to perform its obligations under this Agreement, (ii) any action or development which, in the view of the Company, might reasonably be expected to materially impair the ability of the Company and its Subsidiaries on a consolidated basis to carry on their businesses substantially as now being conducted or would materially and adversely affect the financial condition, business, operations or properties of the Company and its Subsidiaries on a consolidated basis or would impair the ability of the Company to perform its obligations under this Agreement, (iii) the failure of any Unrestricted Subsidiary to pay when due (after giving effect to any grace period permitted from time to time) any Debt of such Unrestricted Subsidiary, the outstanding amount of which exceeds, singularly or in the aggregate, $50,000,000, or the holder of which Debt declares, or may declare, such Debt due prior to its stated maturity because of the occurrence of a default or other event thereunder or with respect thereto and
(iv) any revocation, suspension or expiration of FCC licenses which, individually or in the aggregate, are material to the operations of the Company and the Restricted Subsidiaries on a consolidated basis (the "Material FCC Licenses").

                  SECTION 8.05. Books and Records. Maintain, and cause its Subsidiaries to maintain, proper books of record and account in accordance with GAAP, consistently applied.

                  SECTION 8.06. Inspection of Property and Records. Permit any Person designated in writing by the Administrative Agent or any Bank (i) to visit and inspect any of the properties of the Company and any Restricted Subsidiary and discuss its and their respective affairs and finances with its and their respective principal officers and to inspect any of the corporate books and financial records of the Company and any Restricted Subsidiary and
(ii) from and after the occurrence of an Event of Default, to make copies of and abstracts from the books and records of account of the Company and its Restricted Subsidiaries, in each case all upon reasonable prior notice and at such times as the Administrative Agent or any Bank may reasonably request.

                  SECTION 8.07. Maintenance of Property, Insurance. Cause its Property and the Property of its Subsidiaries to be maintained, preserved and protected and kept in good repair, working order and condition so as not to materially and adversely affect the business carried on in connection therewith and maintain, and cause its Subsidiaries to maintain, insurance with responsible companies in such amounts and against such risks as is reasonably deemed appropriate by the Company.

                  SECTION 8.08. ERISA. Comply, and cause each Subsidiary to comply, in all material respects with the applicable provisions of ERISA and furnish to the Administrative Agent (i) as soon as possible, and in any event within 30 days after the Company or a duly appointed administrator of a Plan files or is required to file, with respect to any Plan, any notice of a "reportable event" (as such term is defined in Section 4043 of ERISA) for which the notice requirement has not been waived by the PBGC (provided that notice shall be required for reportable events arising from the disqualification of a Plan or the distress termination of a Plan (in accordance with ERISA Section 4041(c)) without regard to the waiver of notice provided by the PBGC by regulation or otherwise), a statement of the chief financial officer of the Company setting forth details as to such reportable event and the action which the Company, or such Subsidiary, as the case may be, proposes to take with respect thereto, together with a copy of the notice of such reportable event given to the PBGC and (ii) promptly after receipt thereof, a copy of any notice the Company, any Subsidiary or any member of the controlled group of corporations may receive from the PBGC relating to the intention of the PBGC to terminate any Plan pursuant to Section 4042 of ERISA.

                  SECTION 8.09. Maintenance of Business Lines. Maintain and cause its Restricted Subsidiaries to maintain lines of business in broadband communications and related lines of business that are similar in scope to the existing business lines and operations of the Company and its Restricted Subsidiaries.

                  SECTION 8.10. Compliance with Material Franchise Agreements. The Company will maintain, and will cause each Subsidiary to maintain, in full force and effect at all times during the term of this Agreement, and will materially comply with, and will cause each Subsidiary to materially comply with, the terms and provisions of, the Material Franchise Agreements and the Material FCC Licenses.

                  SECTION 8.11. Restricted/Unrestricted Designation of Subsidiaries. The Company will be permitted to designate a Restricted Subsidiary as an Unrestricted Subsidiary or an Unrestricted Subsidiary as a Restricted Subsidiary by the delivery to the Administrative Agent of a written notice certifying that all conditions set forth in this Section 8.11 are satisfied as of the effective date of such designation, which certification shall state the effective date of such designation and shall set forth the computations and information as may be required to demonstrate that the Company is in compliance with this Section 8.11 and shall be signed by a financial officer of the Company, provided, that, (a) no Default or Event of Default shall exist immediately before or after the effective date of any such designation; and (b) the Company shall not designate as Unrestricted Subsidiaries during any period of 12 consecutive months Restricted Subsidiaries as to which the Attributable Amount shall exceed 15% of Pro-forma Consolidated Annualized Operating Cash Flow excluding therefrom the Attributable Amount of the Unrestricted Subsidiaries which have been designated as Restricted Subsidiaries during such period.

                  SECTION 8.12. Capital Expenditure Budget. The Company will prepare its annual capital expenditure budget in a manner consistent in all material respects with past practice.

                                   ARTICLE IX

                               Negative Covenants

                  Until payment in full of the obligations and termination of the Commitments hereunder:

                  SECTION 9.01. Mortgages, etc. The Company will not and will not permit any Restricted Subsidiary to create or permit to exist any lien, encumbrance, or security interest (including the charge upon assets purchased under a conditional sales agreement, purchase money mortgage, security agreement, or other title retention agreement) upon any of its assets, whether now owned or hereafter acquired, or assign or otherwise convey any right to receive income, except

                  (a) liens for taxes not yet due or which are being contested in good faith by appropriate proceedings;

                  (b) other liens, encumbrances and security interests incidental to the conduct of its business or the ownership of its assets which were not incurred in connection with the borrowing of money, and which do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

                  (c) liens and security interests on assets of a Restricted Subsidiary to secure obligations of such Restricted Subsidiary to the Company or a Wholly Owned Restricted Subsidiary;

                  (d) liens and security interests existing on the date hereof which are (i) both (y) described in Exhibit 9.01(d) attached hereto and
         (z) reflected in the consolidated financial statements of the Company referred to in Section 6.02 and (ii) liens and security interests on Property that were existing at the time of the acquisition thereof by the Company or any Restricted Subsidiary or placed thereon to secure a portion of the purchase price thereof described in Exhibit 9.01(d);

                  (e) liens and security interests on Property acquired after the date hereof existing at the time of acquisition thereof by the Company or any Restricted Subsidiary or placed thereon within one year of such acquisition to secure a portion of the purchase price thereof, provided that no such lien or security interest may encumber or cover any other Property of such Restricted Subsidiary, of the Company or of any other Restricted Subsidiary;

                  (f) liens, encumbrances and security interests on the stock of Unrestricted Subsidiaries;

                  (g) liens on Excess Margin Stock owned by the Company and its Restricted Subsidiaries; and

                  (h) other liens and security interests (in addition to those permitted pursuant to Section 9.01(e)) on Property of the Company and its Restricted Subsidiaries that secure Debt of the Company and its Restricted Subsidiaries in an amount which, when taken together with all other outstanding secured Debt incurred in reliance on this clause
         (h) and, without duplication, all outstanding Debt of Restricted Subsidiaries incurred in reliance on clause (b) of Section 9.02, does not at the time it is incurred exceed 20% of Pro-forma Consolidated Annualized Operating Cash Flow.

                  SECTION 9.02. Debt. The Company will not permit any Restricted Subsidiary to create, incur or suffer to exist any Debt except:

                  (a) Debt outstanding on the date hereof which is reflected in the consolidated financial statements of the Company referred to in
         Section 6.02; and

                  (b) additional Debt in an amount which, when taken together with all other outstanding Debt incurred in reliance on this clause (b) and, without duplication, all outstanding Debt of the Company and its Restricted Subsidiaries secured by liens incurred in reliance on clause
         (h) of Section 9.01, does not at the time it is incurred exceed 20% of Pro-forma Consolidated Annualized Operating Cash Flow.

                  SECTION 9.03. Merger; Consolidation; Disposition of Assets. The Company will not merge or consolidate with any Person or sell or dispose of all or substantially all of its assets unless the Company shall be the continuing or surviving corporation and both before and after giving effect to such merger or consolidation no Default or Event of Default shall exist. The Company will not and will not permit any Restricted Subsidiary to sell, lease or transfer or otherwise dispose of (whether in one transaction or a series of transactions) any Cash Flow
Producing Assets, other than sales of inventory in the ordinary course of business and sales of stock of Unrestricted Subsidiaries or Margin Stock to any Person and other than dispositions to the Company and its Restricted Subsidiaries, unless both before and after giving effect to such disposition no Default or Event of Default shall exist.

                  SECTION 9.04. Restricted Payments. The Company will not, and will not permit any Subsidiary to, pay or declare dividends (exclusive of stock dividends and cash dividends paid by the Subsidiaries to the Company or to Restricted Subsidiaries) or redeem or acquire, directly or indirectly, any of the stock of the Company or such Subsidiary or any warrant or option to purchase any of such stock (any of the foregoing, a "Restricted Payment") during any fiscal year in an aggregate amount equal to the greater of (a) $25,000,000 or
(b) 5% of Pro-forma Consolidated Annualized Operating Cash Flow determined as of the Company's most recent fiscal year end if at the time of each such Restricted Payment, and after giving effect thereto on a pro-forma basis as if each Restricted Payment had occurred on the first day of the fiscal quarter most recently ended, the Leverage Ratio would exceed 5.0 to 1.0.

                  SECTION 9.05. Limitation on Margin Stock. The Company will not and will not permit any Restricted Subsidiary to own or acquire Margin Stock such that at any time Margin Stock of the Company and its Restricted Subsidiaries other than stock of Unrestricted Subsidiaries represents more than 40% of the value of the assets of the Company and its Subsidiaries on a consolidated basis that would be subject to Section 9.01 or Section 9.03 but for the exclusion of Excess Margin Stock from the restrictions of such Sections.

                  SECTION  9.06.  Loans  and  Advances  to  and  Investments  in
Unrestricted Subsidiaries. At any time when (a) the Company shall not have outstanding Index Debt that is investment grade rated by two of Moody's, S&P and Fitch and (b) the Leverage Ratio exceeds (or would exceed on a pro forma basis after giving effect to a transaction of the sort referred to in this Section
9.06 as if it had occurred at the beginning of any relevant quarter) 5.5 to 1.0, the Company will not and will not permit any Restricted Subsidiary to make any loan or advance to, or make any capital contribution to or other investment in, any Unrestricted Subsidiary unless (i) in the case of a loan, advance or other investment, such loan, advance or other investment is on terms which are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than would obtain in a comparable arm's length transaction with an unaffiliated Person, and (ii) in each case at the time of the making of any such loan, advance, capital contribution or investment no Default or Event of Default has occurred and is continuing and after giving effect to such loan, advance, capital contribution or investment no Default or Event of Default would occur.

                  SECTION 9.07.  Transactions with Affiliates.  The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any Affiliate other than (a) transactions with the Company or one or more Subsidiaries that are otherwise permitted by this Agreement, (b) transactions on terms and conditions substantially as favorable to the Company or such Restricted Subsidiary as would be obtainable by the Company or such Restricted Subsidiary at the time in comparable  arm's  length  transactions  with  persons  other  than  Affiliates,
(c) transactions involving the Company and its Restricted Subsidiaries exclusively and (d) any executive or employee incentive or compensation plan, contract or other arrangement (including any loans or extensions of credit in connection therewith) if such plan, contract or arrangement is approved either by the stockholders of the Company (in accordance with such voting requirements as may be applicable) or by the Board of Directors of the Company at a meeting at which a quorum of disinterested directors is present.

                                    ARTICLE X

                               Events of Default

                  Upon (i) the occurrence of any Event of Default specified in Sections 10.10, 10.11, 10.12 or 10.13, (x) the unpaid principal amount of, and all accrued but unpaid interest on, all Loans outstanding (including all Discretionary Loans) and any other amounts payable hereunder shall automatically become immediately due and payable without presentment, demand, protest, notice of intent to accelerate or other notice of any kind to the Company, all of which are hereby expressly waived and (y) the obligation of the Banks to make Loans hereunder shall immediately terminate and (ii) the occurrence and during the continuance of any other Event of Default and upon the written request of the Majority Banks, the Administrative Agent shall, by notice to the Company, (x) declare the obligation of the Banks to make Loans hereunder to be immediately terminated, and the same shall forthwith be terminated, and/or (y) declare all Loans then outstanding (including all Discretionary Loans) and any other amount payable hereunder to be, and the same shall forthwith become, immediately due and payable without presentment, demand, protest, notice of intent to accelerate or other notice of any kind to the Company, all of which are hereby expressly waived.

                  SECTION 10.01. Failure To Pay Principal or Interest. The Company does not pay or prepay any principal of any Loan within five days after the date due or the Company does not pay or prepay any interest on any Loan (i) on or before five days after actual receipt of oral or written notice from the Administrative Agent, or the applicable Bank with respect to any Discretionary Loan, as to the amount of interest due, but in no event shall the Company be required to pay or prepay any such interest prior to the date due, or (ii) within 10 days after the due date thereof if no notice is actually received by the Company from the Administrative Agent with respect to the amount of interest due; or

                  SECTION 10.02. Failure To Pay Other Sums. The Company does not pay any sums (other than payments of principal and interest on any Loan covered by Section 10.01) payable to the Administrative Agent or any Bank under the terms of this Agreement within 10 days after the date due (or, in the case of the Commitment Fees or Utilization Fees payable to the Administrative Agent for the account of each Bank pursuant to Section 4.01, 10 days after written notice of nonpayment has been received by the Company from the Administrative Agent or any Bank); or

                  SECTION 10.03. Failure To Pay Other Debt. (i) The Company or any Restricted Subsidiary does not pay when due any other Debt of the Company or any Restricted Subsidiary, the outstanding amount of which exceeds, singularly or in the aggregate, $50,000,000 in respect of which any applicable grace period has expired;

(ii) the Company or any Restricted Subsidiary shall otherwise default under any other Debt of the Company or any Restricted Subsidiary, the outstanding amount of which exceeds, singularly or in the aggregate, $50,000,000, in respect of which any applicable notice has been given and such Debt has been declared due prior to any maturity thereof, provided that, during the continuance of any applicable grace period with respect thereto, such event shall constitute a Default (but not an Event of Default) hereunder; or (iii) an Event of Default shall occur and be continuing under the 364-Day Credit Agreement; or

                  SECTION 10.04. Misrepresentation or Breach of Warranty. (i) Any representation or warranty made by the Company herein when made or deemed made by the Company pursuant hereto shall be incorrect in any material respect or (ii) any other written or formally presented information (other than projections and similar forward-looking information) provided by the Company pursuant to this Agreement after the date hereof, shall, when made, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading; or

                  SECTION 10.05. Violation of Certain Covenants. The Company violates any covenant, agreement or condition contained in Article V or Section
8.01 or Section 8.02(d) or Article IX; or

                  SECTION 10.06. Violation of Other Covenants, etc. The Company violates any other covenant, agreement or condition contained herein and such violation shall not have been remedied within 30 days after written notice has been received by the Company from the Administrative Agent or any Bank; or

                  SECTION 10.07. Undischarged Judgment. Final judgment for the payment of money in excess of $50,000,000 shall be rendered against the Company or any Restricted Subsidiary and the same shall remain undischarged for a period of 30 days during which period execution shall not be effectively stayed; or

                  SECTION 10.08. ERISA. (a) A "reportable event" (as such term is defined in Section 4043 of ERISA) shall have occurred with respect to any Plan and within 30 days after the reporting of any such reportable event to the Administrative Agent, the Administrative Agent shall have notified the Company in writing that the Majority Banks have made a determination that, on the basis of such reportable event, there is a substantial likelihood that such Plan will be terminated by the PBGC or (b) the PBGC has instituted proceedings to terminate any Plan and the effect of either of the foregoing would reasonably be expected to have a Materially Adverse Effect.

                  SECTION 10.09. Change of Control. A Change of Control shall have occurred.

                  SECTION 10.10. Assignment for Benefit of Creditors or Nonpayment of Debts. The Company or any Restricted Subsidiary makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

                  SECTION 10.11. Voluntary Bankruptcy. The Company or any Restricted Subsidiary petitions or applies to any tribunal for or consents to the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official, of the Company or any Restricted Subsidiary, or of any substantial part of the assets of the Company or any Restricted Subsidiary, or commences any case or proceedings relating to the Company or any Restricted Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or other liquidation law of any jurisdiction; or

                  SECTION 10.12. Involuntary Bankruptcy. An involuntary proceeding is commenced or an involuntary petition is filed in a court of competent jurisdiction seeking (i) relief in respect of the Company or any Restricted Subsidiary, or of a substantial part of the property or assets of the Company or a Restricted Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Restricted Subsidiary or for a substantial part of the property or assets of the Company or Restricted Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

                  SECTION 10.13. Dissolution. Any order is entered in any proceeding against the Company or any Restricted Subsidiary decreeing the dissolution or split-up of the Company or such Restricted Subsidiary, and such order remains unstayed and in effect for 60 days.

                  SECTION 10.14. Interest on PRIZES. Upon the occurrence of any Event of Default specified in this Article X, the Company shall defer payments of Basic Interest (as defined in Section 3 of the global notes evidencing the PRIZES) on the PRIZES in accordance with and as described in the "Description of PRIZES" section of the Prospectus Supplement until such Event of Default is otherwise cured or waived under this Agreement.

                                   ARTICLE XI

                      Modifications, Amendments or Waivers

                  Any of the provisions of this Agreement may from time to time be modified or amended by, or waived with the written consent of, the Majority Banks; provided that no such waiver, modification or amendment may be made which will:

                  (a) Reduce or increase the amount or alter the term of the Commitment of any Bank hereunder, other than as permitted by Section 4.02, without the prior written consent of such Bank; or

                  (b) Extend the stated maturity of or the time for payment of interest on any Loan or the time for payment of any fee, or waive an Event of Default with respect to payment of any principal, interest, or fee, or reduce the principal amount of or the rate of interest on any Loan, or reduce the amount of any fee, or otherwise affect the terms of payment of any such fee, without the prior written consent of each affected Bank; or

                  (c) Change the definition of Majority Banks without the prior written consent of all the Banks; or

                  (d) Waive,  modify or amend the provisions of this Article XI,
         Section 13.07(a) or any other provision of this Agreement requiring the ratable distribution of payments among the Banks without the prior written consent of all the Banks; or

                  (e) Waive, modify or amend the provisions of Article XII without the prior written consent of the Administrative Agent and the Majority Banks.

                  No failure or delay on the part of the Administrative Agent or any Bank in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy or any abandonment or discontinuance of steps to enforce such a power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy hereunder. The remedies provided for in this Agreement are cumulative and not exclusive of any remedies provided by law or in equity. No modification or waiver of any provision of this Agreement or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

                                   ARTICLE XII

                            The Administrative Agent

                  SECTION 12.01. Appointment of Administrative Agent. Each of the Banks irrevocably appoints and authorizes the Administrative Agent to act on its behalf under this Agreement, and to exercise such powers hereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof, together with such powers as may be reasonably incidental thereto. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks, and such instructions shall be binding upon all Banks; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or applicable law.

                  SECTION 12.02. Indemnification of Administrative Agent. The Administrative Agent shall not be required to take any action hereunder or to prosecute or defend any suit in respect of this Agreement, unless indemnified to its reasonable satisfaction by the Banks against loss, cost, liability and expense. If any indemnity furnished to the Administrative Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given. In addition, the Banks agree to indemnify the Administrative Agent (to the extent not reimbursed by the Company), ratably according to the respective principal amounts (determined in its Dollar equivalent with respect to any such amounts that represent

Alternate Currency Loans outstanding) of the Loans then held by each of them (or if no Loans are at the time outstanding, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Administrative Agent under this Agreement, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or wilful misconduct.

                  SECTION 12.03. Limitation of Liability. Neither the Administrative Agent nor any of its directors, officers, employees, attorneys or agents shall be liable for any action taken or omitted by it or them hereunder, or in connection herewith, (i) with the consent or at the request of the Majority Banks, or (ii) in the absence of its or their own gross negligence or wilful misconduct. Without limitation of the generality of the foregoing (but subject to the immediately preceding clause (ii)), the Administrative Agent: (v) may consult with legal counsel (including Counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (w) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with this Agreement; (x) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, or to inspect the Property (including the books and records) of the Company; (y) shall not be responsible to any Bank for the due execution, legality, validity, enforceability and genuineness of this Agreement, or any other instrument or document furnished pursuant hereto; and (z) shall incur no liability under or in respect of this Agreement by acting upon any notice or consent (whether oral or written and whether by telephone, telegram, cable or facsimile), certificate or other instrument or writing (which may be by telegram, cable or facsimile) believed by it to be genuine and communicated, signed or sent by the proper Person or Persons.

                  SECTION 12.04. Independent Credit Decision. Each Bank agrees that it has relied solely upon its independent review of the financial statements of the Company and all other representations and warranties made by the Company herein or otherwise in making the credit decisions preliminary to entering into this Agreement and agrees that it will continue to rely solely upon its independent review of the facts and circumstances of the Company in making future decisions with respect to this Agreement and the Loans. Each Bank agrees that it has not relied and will not rely upon the Administrative Agent or any other Bank respecting the ability of the Company to perform its obligations pursuant to this Agreement.

                  SECTION 12.05. Rights of Chase. With respect to its Commitment
(including, without limitation, its Alternate Currency Commitment) and the Loans made by it, Chase shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Administrative Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include Chase in its individual capacity. Chase and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Company, any of the Subsidiaries and any Person or entity who may do business with or own securities of any of them or of their subsidiaries, all as if Chase were not the Administrative Agent and without any duty to account therefor to the Banks.

                  SECTION 12.06. Successor to the Administrative Agent. The Administrative Agent may resign at any time as Administrative Agent under this Agreement, by giving 30 days' prior written notice thereof to the Banks and the Company and may be removed as Administrative Agent under this Agreement, at any time with or without cause by the Company and the Majority Banks. Upon any such resignation or removal, the Company (with the consent of the Majority Banks) shall have the right to appoint a successor Administrative Agent thereunder. If no successor Administrative Agent shall have been so appointed by the Company (with the consent of the Majority Banks), and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent under this Agreement by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal as Administrative Agent under this Agreement, the provisions of this Article XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                  SECTION 12.07. Other Agents. None of the Banks identified on the facing page or signature pages or elsewhere herein as "syndication agent" or "co-documentation agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified shall have or be deemed to have any fiduciary relationship with any Banks. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                  ARTICLE XIII

                                  Miscellaneous

                  SECTION 13.01. Payment of Expenses. Any provision hereof to the contrary notwithstanding, and whether or not the transactions contemplated by this Agreement shall be consummated, the Company agrees to pay on demand (i) all reasonable costs and expenses of the Administrative Agent and the Banks or any Bank in connection with the preparation, execution and delivery of this Agreement and all amendments hereto (including, without limitation, waivers hereunder and workouts with respect to Loans hereunder) and the other instruments and documents to be delivered hereunder or with respect to any amendment hereto, including, without limitation, the reasonable fees and out-of-pocket expenses of any counsel for the Administrative Agent and the Banks or any Bank with respect thereto; provided, however, that so long as no Default or Event of Default has occurred and is continuing, such reasonable counsel expenses shall be limited to the reasonable expenses of one counsel for the Administrative Agent, (ii) all reasonable increases in costs and expenses of the Administrative Agent and the Banks or any Bank (including reasonable counsel fees and expenses, including reasonable allocated costs of in-house legal counsel to the Administrative Agent or any Bank), if any, in connection with the administration of this Agreement after the occurrence of a Default or Event of Default and so long as the same is continuing and (iii) all reasonable costs and expenses of the Administrative Agent and the Banks or any Bank (including reasonable counsel fees and expenses, including reasonable allocated costs of in-house legal counsel to the Administrative Agent or any Bank), if any, in connection with the enforcement of this Agreement and the other instruments and documents to be delivered hereunder. The obligations of the Company under this
Section 13.01 shall survive the termination of this Agreement and the payment of the obligations hereunder.

                  SECTION 13.02. Notices. The Administrative Agent or any Bank giving consent or notice to the Company provided for hereunder (other than in connection with any Discretionary Loans), shall notify each Bank and the Administrative Agent thereof. In the event that any Bank shall transfer any Loan in accordance with Section 13.07(c), it shall immediately so advise the Administrative Agent which shall be entitled to assume conclusively that no transfer of any Loan has been made by any Bank unless and until the
Administrative Agent receives written notice to the contrary. Except as otherwise specifically permitted by this Agreement with respect to oral Notices of Conventional Borrowings, oral Notices of Alternate Currency Borrowings or oral notices regarding the payment of interest under Section 10.01, notices and other communications provided for herein shall be in writing (including telegraphic, facsimile or cable communication) and shall be delivered, mailed, telegraphed, transmitted or cabled addressed to the addresses set forth on
Exhibit 13.02 attached hereto (or, as to the Company or the Administrative Agent, at such other address as shall be designated by such party to the other parties in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Company and the Administrative Agent). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given upon receipt or if sent by registered or certified mail four Business Days after being duly posted, in each case addressed to such party as provided in this Section 13.02 or in accordance with the latest unrevoked direction from such party, except for Notices of Conventional Borrowings, Notices of Alternate Currency Borrowings and notices of prepayments of Loans hereunder, which shall be deemed to have been given when received by the Administrative Agent, and except for notices from the Administrative Agent to the Company under Section 10.01 with respect to the amount of accrued and unpaid interest due on the Loans, which shall be deemed to have been given when received by the Company. The Administrative Agent and the Banks may at any time waive any requirement for notice hereunder.

                  SECTION  13.03.  Setoff.  If one or more  Events of Default as defined herein shall occur, any Bank or commercial bank which is owed any obligation hereunder (a "Depositary") shall have the right, in addition to all other rights and remedies available to it, and is hereby authorized, to the extent permitted by applicable law, at any time and from time to time, without notice to the Company (any such notice being hereby expressly waived by the Company), to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness (whether or not then due and payable) at any time owing by the Depositary to or for the credit or the account of the Company, against any and all of the obligations of the Company now or hereafter existing under this Agreement irrespective of whether or not the Depositary shall have made any demand for satisfaction of such obligations and although such obligations may be unmatured. Each Depositary agrees to notify the Company and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Depositary under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff which such Depositary may have hereunder or under any applicable law). Each Depositary agrees that (i) if it shall exercise any such right of banker's lien, setoff, counterclaim or similar right pursuant hereto, it will apply the proceeds thereof to the payment of Loans outstanding hereunder and (ii) if it shall through the exercise of a right of banker's lien, setoff, counterclaim or otherwise obtain payment of a proportion of the Loans held by it in excess of the proportion of the Loans of each of the other Depositaries being paid simultaneously, it shall be deemed to have simultaneously purchased from each other Depositary a participation in the Loans owed to such other Depositaries so that the amount of unpaid Loans and participations therein held by all Depositaries shall be proportionate to the original principal amount of the Loans owed to them; provided that, for purposes of this Section 13.03, the equivalent in Dollars of any Alternate Currency or the equivalent in any Alternate Currency of Dollars received hereunder, shall be determined in accordance with Section 2.05(a); and in each case it shall promptly remit to each such Depositary the amount of the participation thus deemed to have been purchased. The Company expressly consents to the foregoing arrangements, and in furtherance thereof, agrees that at such time as an Event of Default hereunder has occurred, the Administrative Agent shall provide to each Bank a schedule setting forth the Commitment (including and describing as a separate item the Alternate Currency Commitment) of each Bank hereunder to permit each Bank to correctly determine the portion which its Commitment hereunder bears to the aggregate of all Commitments hereunder. If all or any portion of any such excess payment is thereafter recovered from the Depositary which received the same, the purchase provided for herein shall be deemed to have been rescinded to the extent of such recovery, without interest.

                  SECTION 13.04. Indemnity and Judgments. (a) The Company agrees to indemnify the Administrative Agent and each of the Banks and each of their controlling persons and Affiliates and each of their respective directors, officers, employees, agents, attorneys and advisors from and hold each harmless against any and all losses, costs, liabilities, claims, damages and expenses incurred by any of the foregoing Persons (collectively, the "indemnified liabilities"), including, without limitation, reasonable attorneys' fees, settlement costs, court costs and other legal expenses, arising out of or by reason of any participation in, or any action or omission in connection with this Agreement or any Loan by a Bank hereunder or any investigation, litigation or other proceedings brought or threatened relating thereto, or to any use or proposed use to be made by the Company or any Subsidiary of the Loans and to the extent that the indemnified liabilities arise out of or by reason of claims made by Persons other than the Administrative Agent or any Bank; provided that no such Person shall be entitled to be indemnified and held harmless against any portion of indemnified liabilities resulting from or by reason of the gross negligence or wilful misconduct of such Person.

                 (b) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in an Alternate Currency into Dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate of exchange determined in accordance with Section 2.05(a) two Business Days prior to the date on which final judgment is given.

                  (c) The obligation of the Company in respect of any sum due in any Alternate Currency from it to any Bank or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than the currency in which such sum is stated to be due hereunder (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by such Bank or the Administrative Agent (as the case may be) of any sum adjudged to be so due in the Judgment Currency, such Bank or the Administrative Agent (as the case may be) may, in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to such Bank or the Administrative Agent (as the case may be) in the Agreement Currency, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Bank or the Administrative Agent (as the case may be) against such loss, and if the amount of the Agreement Currency so purchased exceeds the sum originally due to any Bank or the Administrative Agent (as the case may be) in the Agreement Currency, such Bank or the Administrative Agent (as the case may be) agrees to remit to the Company such excess. The obligations of the Company contained in this
Section 13.04 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

                  SECTION 13.05. Interest. Anything in this Agreement to the contrary notwithstanding, the Company shall never be required to pay unearned interest on any Loan and shall never be required to pay interest on any Loan at a rate in excess of the Highest Lawful Rate, and if the effective rate of interest which would otherwise be payable under this Agreement would exceed the Highest Lawful Rate, or if any Bank shall receive any unearned interest or shall receive monies that are deemed to constitute interest which would increase the effective rate of interest payable under this Agreement to a rate in excess of the Highest Lawful Rate, then (i) in lieu of the amount of interest which would otherwise be payable under this Agreement, the Company shall pay the Highest Lawful Rate, and (ii) any unearned interest paid by the Company or any interest paid by the Company in excess of the Highest Lawful Rate shall be credited on the principal of such Loan, and, thereafter, refunded to the Company. It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received by any Bank under this Agreement that are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate applicable to such Bank (such Highest Lawful Rate being such Bank's "Maximum Permissible Rate"), shall be made, to the extent permitted by usury laws applicable to such Bank (now or hereafter enacted), by amortizing, prorating and spreading in equal parts during the period of the full stated term of the Loans all interest at any time contracted for, charged or received by such Bank in connection therewith. If at any time and from time to time (y) the amount of interest payable to any Bank on any date shall be computed at such Bank's Maximum Permissible Rate pursuant to this Section 13.05 and (z) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Bank would be less than the amount of interest payable to such Bank computed at such Bank's Maximum Permissible Rate, then the amount of interest payable to such Bank in respect of such subsequent interest computation period shall continue to be computed at such Bank's Maximum Permissible Rate until the total amount of interest payable to such Bank shall equal the total amount of interest which would have been payable to such Bank if the total amount of interest had been computed without giving effect to this Section.

                  SECTION 13.06. Governing Law; Submission to Jurisdiction; Venue. (a) This Agreement and other documents executed in connection herewith shall be deemed to be contracts and agreements executed by the Company, the Administrative Agent and the Banks under the laws of the State of New York and of the United States and for all purposes shall be construed in accordance with, and governed by, the laws of said State and of the United States. Without limitation of the foregoing, nothing in this Agreement shall be deemed to constitute a waiver of any rights which any Bank may have under applicable Federal law relating to the amount of interest which such Bank may contract for, take, receive or charge in respect of any Loans, including any right to take, receive, reserve and charge interest at the rate allowed by the laws of the state where such Bank is located. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York sitting in New York City or of the United States for the Southern District of New York, and by execution and delivery of this Agreement, the Company hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts. The Company further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company at its address for notices pursuant to Section 13.02, such service to become effective 15 days after such mailing. Nothing herein shall affect the right of the Administrative Agent or any Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

                  (b) The Company irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  SECTION 13.07. Survival of Representations and Warranties; Binding Effect; Assignment. (a) All representations, warranties and covenants contained herein or made in writing by the Company in connection herewith shall survive the execution and delivery of this Agreement, and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. This Agreement shall become effective when it shall have been executed by the Company, the Administrative Agent and each of the Banks, and thereafter shall be binding upon and inure to the benefit of the Company, the Administrative Agent and the Banks and their respective successors (which shall include, in the case of a Bank, any entity resulting from a merger or consolidation) and assigns, except that the Company shall not have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of each Bank.

                  (b) Each Bank may grant  participations  to one or more  other banks or other Persons in or to all or any part of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment) pursuant to such participation agreements and certificates as are customary in the banking industry; provided, however, that (i) such Bank's obligations under this Agreement (including, without limitation its Commitment to the Company hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Company, the Administrative Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, including without limitation, such Bank's rights under Article XI hereof. In connection with any such participation, each Bank may deliver such financial information concerning the Company and its Subsidiaries to permit such participant to make an informed and independent credit decision concerning such participation; provided, however, each such Bank shall obtain from each such participant an agreement to the effect that all such information delivered to it in connection with such participation shall be considered confidential and shall not be further distributed or delivered to any other Person except any regulatory body having jurisdiction over such participant or to any director, officer, employee, Affiliate or representative (including accountants and attorneys acting for such participants) or as may otherwise be required by legal process or applicable law, rules and regulations. Upon request of the Company, each Bank shall give prompt notice to the Company of each such participation to banks or other Persons that are not Affiliates of such Bank identifying each such participant and the interest acquired by each such participant. This Agreement shall not be construed so as to confer any right or benefit upon any Person, including, without limitation, any Person acquiring a participation in any Loan, other than the parties to this Agreement, except that any Person acquiring a participation shall be entitled to the benefits conferred upon the Banks by Section 2.01(f)-(g) (provided that the cost to the Company is not in excess of what such cost would have been had such participation not been granted).

                  (c) Subject (except in the case of assignments to Banks, or Affiliates of the Banks) to the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed) and written acknowledgment of the Administrative Agent, each Bank may assign to a bank or other Person a portion of its rights and obligations under this Agreement (including, without limitation, a portion of its Commitment); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Bank's rights and obligations under this Agreement and shall be in an amount equal to or greater than $15,000,000 of the assigning Bank's Commitment (except in the case of assignments to Banks or Affiliates of any Bank or unless otherwise agreed by the Company), and (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance in substantially the form of Exhibit 13.07(c) attached hereto (the "Assignment and Acceptance"), together with a processing and recordation fee of $2,000 (except in the case of assignments to Banks or Affiliates of any Bank); provided, however, that such recordation fee shall not be payable if such transfer is made pursuant to Sections 2.01(e) or (g)(vi). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date on which such Assignment and Acceptance is accepted by the Administrative Agent,
(x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank under this Agreement and (y) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

                  (d) Notwithstanding anything to the contrary contained herein, any Bank (a "Granting Bank") may grant to a special purpose funding vehicle (an "SPC"), identified as such in writing from time to time by the Granting Bank to the Administrative Agent and the Company, the option to provide to the Company all or any part of any Loan that such Granting Bank would otherwise be obligated to make to the Company pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Bank shall be obligated to make such Loan pursuant to the terms hereof, and such Granting Bank shall be liable hereunder generally for all acts and omissions of such SPC as if such acts and omissions were committed by such Granting Bank; (iii) the SPC shall have no rights or benefits under this Agreement or any Note or any other related documents (its rights against such Granting Bank being as set forth in any agreements between such SPC and such Granting Bank), and shall not constitute a "Bank" hereunder; (iv) all amounts payable by the Company to the Granting Bank shall be determined as if such Granting Bank had not granted such option, and as if such Granting Bank were funding each of its Loans and its share of the Commitments in the same way that it is funding the portion of such Loans and its share of the Loan Commitments in which no such option has been granted; and (v) in no event shall a Granting Bank agree with a SPC to take or refrain from taking any action hereunder or under any Note or any other related document, except that such Granting Bank may agree with the SPC that it will not, without the consent of the SPC, agree to any modification, supplement or waiver of this Section 13.07(d). The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Bank to the same extent, and as if, such Loan were made by such Granting Bank. Each party hereto hereby agrees that (i) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Bank), (ii) no SPC shall be entitled to the benefits of Sections 2.01(f), (g) or (h) (or any other increased costs protection provision) other than as contemplated by clause (iv) of the second preceding sentence and
(iii) the Granting Bank shall for all purposes, including, without limitation, the approval of any amendment or waiver of any provision of this Agreement or any related document, remain the Bank of record hereunder. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States of any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 13.07(d) any SPC may (i) with notice to, but without the prior written consent of, the Company and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loan to the Granting Bank or to any financial institutions (consented to by the Company and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC, provided that prior to any such disclosure, such rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement shall undertake in writing to preserve the confidentiality of such information. This Section may not be amended without the written consent of the SPC.

                  (e) By executing and delivering an Assignment and Acceptance, the Bank assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any other instrument or document furnished pursuant thereto, (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company of any of its respective obligations under this Agreement, (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Sections 6.02 and 8.02 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto, and (vi) such assignee agrees that it will perform in accordance with its terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

                  (f) The Administrative Agent shall maintain at its address referred to in Section 13.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitment of, and principal amount of the Loans owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Company, the Administrative Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company or any Bank at any reasonable time and from time to time upon reasonable prior notice.

                  (g) Upon its receipt of an Assignment and Acceptance executed by an assigning Bank, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit 13.07(c) attached hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Company.

                  (h) Notwithstanding any other provision in this Agreement, any Bank may at any time, without the consent of the Company, assign all or any portion of its rights under this Agreement (including, without limitation, the Loans) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System; provided that no such assignment shall release a Bank from any of its obligations hereunder or substitute any such Federal Reserve Bank for such Bank as a party hereto. In order to facilitate such an assignment to a Federal Reserve Bank, the Company shall, at the request of the assigning Bank, duly execute and deliver to the assigning Bank a promissory note or notes evidencing the Loans made to the Company by the assigning Bank hereunder.

                  SECTION 13.08. Counterparts. This Agreement may be executed in several counterparts, and by the parties hereto on separate counterparts. When counterparts executed by all the parties shall have been delivered to the Administrative Agent, this Agreement shall become effective, and at such time the Administrative Agent shall notify the Company and each Bank. Each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

                  SECTION 13.09. Severability. Should any clause, sentence, paragraph or section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

                  SECTION 13.10. Descriptive Headings. The section headings in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement.

                  SECTION 13.11. Representation of the Banks. Each Bank hereby represents and warrants that it is not relying upon any Margin Stock as collateral in extending or maintaining the credit to the Company represented by this Agreement.

                  SECTION 13.12. Final Agreement of the Parties. This Agreement (including the Exhibits hereto) represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

                  SECTION 13.13. Waiver of Jury Trial. The Company, the Banks and the Administrative Agent hereby irrevocably and unconditionally waive, to the fullest extent permitted by applicable law, any right they may have to a trial by jury in respect of any legal action or proceeding directly or indirectly arising out of, under, or in connection with this Agreement and for any counterclaim therein.

                  SECTION 13.14. Designation of Obligations as Designated Senior Indebtedness. For purposes of the Indenture and Prospectus Supplement, all obligations of the Company hereunder shall be deemed "Designated Senior Indebtedness".

                  IN WITNESS WHEREOF this Agreement has been executed by the duty authorized signatories of the parties hereto in several counterparts all as of the day and year first above written.

                                   COX COMMUNICATIONS, INC.,

                                   by


                                   /s/ Jimmy W. Hayes
                                   ---------------------------------------------
                                   Name: Jimmy W. Hayes
                                   Title: Executive Vice President, Finance and
                                   Chief Financial Officer

                                   THE CHASE MANHATTAN BANK, individually and as Administrative Agent by


                                   /s/ Constance M. Coleman
                                   -----------------------------------------
                                   Name: Constance M. Coleman
                                   Title: Vice President

                                   THE BANK OF NEW YORK,

                                   by


                                   /s/ Cynthia L. Rogers
                                   ---------------------------------------------
                                   Name: Cynthia L. Rogers
                                   Title: Vice President

                                   BANK OF AMERICA, N.A.,

                                   by


                                   /s/ Pamela S. Kurtzman
                                   ---------------------------------------------
                                   Name: Pamela S. Kurtzman
                                   Title: Principal

                                   THE DAI-ICHI KANGYO BANK, LIMITED,

                                   by


                                   /s/ Nancy Stengel
                                   ---------------------------------------------
                                   Name: Nancy Stengel
                                   Title: Vice President

                                   WACHOVIA BANK, N.A.,

                                   by


                                   /s/ J. Timothy Toler
                                   ---------------------------------------------
                                   Name: J. Timothy Toler
                                   Title: Senior Vice President

                                   BANK ONE, N.A.,

                                   by


                                   /s/ Jennifer L. Jones
                                   ---------------------------------------------
                                   Name: Jennifer L. Jones
                                   Title: Commercial Banking Officer

                                   CITIBANK, N.A.,

                                   by


                                   /s/ Elaine Henry
                                   ---------------------------------------------
                                   Name: Elaine Henry
                                   Title: Senior Banker

                                   FIRST UNION NATIONAL BANK,

                                   by


                                   /s/ Kevin Shea
                                   ---------------------------------------------
                                   Name: Kevin Shea
                                   Title: Vice President

                                   FLEET NATIONAL BANK,

                                   by


                                   /s/ Tanya M. Crossley
                                   ---------------------------------------------
                                   Name: Tanya M. Crossley
                                   Title: Director

                                   MELLON BANK, N.A.,

                                   by


                                   /s/ Alexander M. Gordon
                                   ---------------------------------------------
                                   Name: Alexander M. Gordon
                                   Title: Assistant Vice President

                                   SUNTRUST BANK,
                                   by


                                   /s/ Edwin D. Brooks, Jr.
                                   ---------------------------------------------
                                   Name: Edwin D. Brooks, Jr.
                                   Title: Managing Director

                                   ABN AMRO BANK N.V.,

                                   by


                                   /s/ Ravneet Mumick
                                   ---------------------------------------------
                                   Name: Ravneet Mumick
                                   Title: Vice President

                                   by


                                   /s/ Thomas Cha
                                   ---------------------------------------------
                                   Name: Thomas Cha
                                   Title: Corporate Banking Officer

                                   THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                                   by


                                   /s/ S. Akita
                                   ---------------------------
                                   Name: S. Akita
                                   Title: Vice President

                                   COMMERZBANK AG NEW YORK AND GRAND CAYMAN
                                   BRANCHES,

                                   by


                                   /s/ Harry P. Yergey
                                   ---------------------------------------------
                                   Name: Harry P. Yergey
                                   Title: SVP & Manager

                                   by


                                   /s/ Brian J. Campbell
                                   ---------------------------------------------
                                   Name: Brian J. Campbell
                                   Title: Vice President

                                   CREDIT SUISSE FIRST BOSTON,

                                   by


                                   /s/ David L. Sawyer
                                   ---------------------------------------------
                                   Name: David L. Sawyer
                                   Title: Vice President

                                   by


                                   /s/ Bill O'Daly
                                   ---------------------------------------------
                                   Name: Bill O'Daly
                                   Title: Vice President

                                   DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                   BRANCHES,

                                   by


                                   /s/ Brian Schneider
                                   ---------------------------------------------
                                   Name: Brian Schneider
                                   Title: Assistant Vice President

                                   by


                                   /s/ Michael S. Greenberg
                                   ---------------------------------------------
                                   Name: Michael S. Greenberg
                                   Title: Assistant Vice President

                                                           Morgan Guaranty Trust
                                                            Company of New York


                                                           by /s/ DENNIS WILCZEK
                                                             -------------------
                                                           Name:  Dennis Wilczek
                                                           Title: Associate

                                   WESTDEUTSCHE LANDESBANK GIROZENTRALE,

                                   by


                                   /s/ Lucie L. Guernsey
                                   ---------------------------------------------
                                   Name: Lucie L. Guernsey
                                   Title: Director

                                   by

                                   /s/ Pascal Kabemba
                                   ---------------------------------------------
                                   Name: Pascal Kabemba
                                   Title: Associate Director

                                   MERRILL LYNCH CAPITAL CORPORATION,

                                   by


                                   /s/ S. McGillicuddy
                                   ---------------------------------------------
                                   Name: S. McGillicuddy
                                   Title: VP

                                   THE SANWA BANK, acting through its New York
                                   Branch,

                                   by


                                   /s/ P. Bartlett Wu
                                   ---------------------------------------------
                                   Name: P. Bartlett Wu
                                   Title: Vice President

                                   THE SUMITOMO BANK, LIMITED,

                                   by


                                   /s/ C. Michael Garrido
                                   ---------------------------------------------
                                   Name: C. Michael Garrido
                                   Title: Senior Vice President

                                   BANK OF OKLAHOMA, N.A.,

                                   by

                                   /s/ Elaine A. Hood
                                   ---------------------------------------------
                                   Name: Elaine A. Hood
                                   Title: Vice President

                                   PNC BANK, National Association,

                                   by


                                   /s/ Steven J. McGehrin
                                   ---------------------------------------------
                                   Name: Steven J. McGehrin
                                   Title: Vice President

                                   BANK OF HAWAII,

                                   by


                                   /s/ Luke Yeh
                                   ---------------------------------------------
                                   Name: Luke Yeh
                                   Title: Vice President

                                   THE BANK OF NOVA SCOTIA,

                                   by


                                   /s/ P.A. Weissenberger
                                   ---------------------------------------------
                                   Name: P.A. Weissenberger
                                   Title: Authorized Signatory

                                   FIRST HAWAIIAN BANK,

                                   by


                                   /s/ Seydou Diallo
                                   ---------------------------------------------
                                   Name: Seydou Diallo
                                   Title: Media Finance Officer

                                   TOKAI BANK, LIMITED,

                                   by


                                   /s/ Shinichi Nakatani
                                   ---------------------------------------------
                                   Name: Shinichi Nakatani
                                   Title: Assistant General Manager

                                   WELLS FARGO BANK, N.A.,

                                   by


                                   /s/ Jack Haye
                                   ---------------------------------------------
                                   Name: Jack Haye
                                   Title: Senior Vice President

                                   HIBERNIA NATIONAL BANK,

                                   by


                                   /s/ G. Jeffrey Jones
                                   ---------------------------------------------
                                   Name: G. Jeffrey Jones